UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SomaLogic, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SomaLogic, Inc.

2945 Wilderness Place

Boulder, Colorado 80301

APRIL 25, 2023

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 5, 2023

Dear SomaLogic Stockholder:

We are pleased to invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of SomaLogic, Inc. (“SomaLogic”) to be held on June 5, 2023 at 2:30 p.m. Mountain Time, virtually, via a live video webcast on the Internet at www.proxydocs.com/SLGC. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/SLGC where you will be able to vote electronically and submit questions. You will not be able to attend the Annual Meeting in person. You will need a control number on your proxy card or in the instructions that accompanied your proxy materials to attend the Annual Meeting.

We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1. To elect the three Class II directors named in the accompanying proxy statement to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal;

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3. To approve an amendment to the Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock reserved for issuance by 500,000 shares; and

4. To transact any other business that properly comes before the Annual Meeting (including any adjournments, continuations and postponements thereof).

Our board of directors recommends that you vote “FOR” the director nominees named in Proposal One of the accompanying proxy statement, “FOR” the ratification of the appointment of Ernst & Young as our independent public accounting firm as described in Proposal Two and “FOR” the proposal to approve an amendment to the ESPP to increase the number of shares of common stock reserved for issuance by 500,000 shares as described in Proposal Three.

On or about April 27, 2023, we expect to mail to our stockholders a paper copy of the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”). Stockholders will also have the ability to access the proxy materials at www.proxydocs.com/SLGC.

Only stockholders of record at the close of business on April 10, 2023 are entitled to notice of and to vote at the Annual Meeting as set forth in the Proxy Statement.

Attendance at the Virtual Annual Meeting

In order to attend the Annual Meeting, you must visit www.proxydocs.com/SLGC. Upon entry of your control number and other required information, you will receive further instructions via email providing you access to the Annual Meeting and the ability to vote and submit questions during the Annual Meeting.

As part of the attendance process, you must enter the control number located on your proxy card or in the instructions that accompanied your proxy materials. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you may also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the attendance process.

On the day of the Annual Meeting, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 2:30 p.m. Mountain Time.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

Questions at the Virtual Annual Meeting

Stockholders will be able to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders. We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Your vote is important. Whether or not you plan to attend the Annual Meeting online, please ensure that your shares are voted at the Annual Meeting by signing and returning a proxy card or by using our Internet or telephonic voting system. If you attend the Annual Meeting online, you may vote during the meeting even if you have previously returned a proxy.

Thank you for your ongoing support of and continued interest in SomaLogic.

Sincerely,

/s/ Adam Taich

Adam Taich

Interim Chief Executive Officer

SomaLogic, Inc.

2945 Wilderness Place

Boulder, Colorado 80301

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 5, 2023

PROCEDURAL MATTERS

Our board of directors (the “Board”) solicits your proxy on our behalf for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment, continuation or postponement of the Annual Meeting for the purposes set forth in this proxy statement for our Annual Meeting (this “Proxy Statement”) and the accompanying notice of Annual Meeting. The Annual Meeting will be held on June 5, 2023 at 2:30 p.m. Mountain Time, virtually, via a live webcast on the Internet at www.proxydocs.com/SLGC. You will be able to attend and participate virtually in the Annual Meeting online by visiting www.proxydocs.com/SLGC, where you will be able to vote electronically and submit questions. You will not be able to attend the Annual Meeting in person. You will need the control number on your proxy card or in the instructions that accompanied your proxy materials to attend the Annual Meeting.

On or about April 27, 2023, we mailed our stockholders this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (“2022 Annual Report”). If you held shares of our common stock on April 10, 2023, you are invited to attend the meeting at www.proxydocs.com/SLGC and vote on the proposals described in this Proxy Statement.

In this Proxy Statement, the terms “SomaLogic,” “the Company,” “we,” “us” and “our” refer to SomaLogic, Inc. The mailing address of our principal executive offices is SomaLogic, Inc., 2945 Wilderness Place, Boulder, Colorado 80301.

What matters are being voted on at the Annual Meeting?

You will be voting on:

•            The election of three Class II directors named in this proxy statement to serve until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified;

•            A proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

•            A proposal to amend the ESPP to increase the number of shares of common stock reserved for issuance by 500,000 shares; and

•            Any other business as may properly come before the Annual Meeting.

How does the Board recommend I vote on these proposals?

Our Board recommends a vote:

•            “FOR” the election of Troy Cox, Kathy Hibbs and Tycho Peterson as Class II directors;

•            “FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

•            “FOR” the proposal to approve an amendment to the ESPP to increase the number of shares of common stock reserved for issuance by 500,000 shares.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 10, 2023, the record date for the Annual Meeting (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 187,889,625 shares of our common stock outstanding. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of common stock is entitled to one vote on each proposal.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and our proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting through the online virtual meeting platform. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and our proxy materials were forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock live at the Annual Meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

What do I need to be able to attend the Annual Meeting online?

We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.proxydocs.com/SLGC. The webcast will start at 2:30 p.m. Mountain Time on June 5, 2023. Stockholders may vote and ask questions before or during the Annual Meeting. In order to be able to attend the Annual Meeting, you will need the control number, which is located on your Notice or proxy card (if you received a printed copy of the proxy materials) or in the instructions that accompanied your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxydocs.com/SLGC.

How many votes are needed for approval of each proposal?

Proposal One: The election of directors requires a plurality of the votes cast in person or by proxy at the Annual Meeting by the stockholders entitled to vote in the election. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors.

Proposal Two: The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote.

Proposal Three: The approval of an amendment to the ESPP to increase the number of shares of common stock reserved for issuance by 500,000 shares requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote.

What is the quorum requirement?

A quorum is the minimum number of shares required to be represented at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote on the Record Date will constitute a quorum at the Annual Meeting. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

(1)          By Internet (Before the Annual Meeting): You may vote over the Internet at www.proxypush.com/SLGC, 24 hours a day, seven days a week, until 2:30 p.m. Mountain Time on June 5, 2023. You will need the control number included on your Notice or proxy card (if you received a printed copy of the proxy materials) or in the instructions that accompanied your proxy materials;

(2)          By Telephone: You may vote by toll-free telephone at 1-866-690-0375, until 2:30 p.m. Mountain Time on June 5, 2023. You will need the control number included on your Notice or proxy card (if you received a printed copy of the proxy materials) or in the instructions that accompanied your proxy materials;

(3)          By Mail: If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it promptly in the postage-paid envelope we have provided or return it to Proxy Tabulator, P.O. BOX 8016, Cary, NC 27512-9903. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

(4)          By Internet (During the Annual Meeting): You may vote during the Annual Meeting by going to www.proxydocs.com/SLGC. You will need the control number included on your Notice or proxy card (if you received a printed copy of the proxy materials) or in the instructions that accompanied your proxy materials. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote online at the Annual Meeting.

If you are a street name stockholder, please follow the instructions from your broker, bank or other nominee to vote by Internet, telephone or mail. Street name stockholders may not vote via the Internet at the Annual Meeting unless they receive a legal proxy from their respective brokers, banks or other nominees.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

● notifying our Office of General Counsel, in writing, at SomaLogic, Inc., 2945 Wilderness Place, Boulder, Colorado 80301, before the vote is counted;

● voting again using the telephone or Internet before 2:30 p.m. Mountain Time on June 5, 2023 (your latest telephone or Internet proxy is the one that will be counted); or

● attending the Annual Meeting online and voting virtually during the meeting. Simply logging into the Annual Meeting online will not, by itself, revoke your proxy.

If you are a street name stockholder, you may revoke any prior voting instructions by contacting your broker, bank or nominee.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Adam Taich and Ruben Gutierrez have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

What is the effect of withheld votes, abstentions and broker non-votes?

Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” have no effect on the election of directors. Abstentions will have the effect of a vote “against” on the ratification and appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares only on “routine” matters, which this year includes only Proposal Two (ratifying the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending December 31, 2023). As a result, we do not expect any “broker non-votes” on Proposal Two. A failure to vote by proxy or in person, as well as any abstention from voting and a broker non-vote with regard to Proposal Three (ESPP Amendment) will have no effect on Proposal Three. Absent direction from you, your broker will not have discretion to vote on Proposal One (election of directors) or Proposal Three, which are “non-routine” matters and as a result will constitute “broker non-votes.” “Broker non-votes” will have no effect on the election of directors or the amendment to the ESPP.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

How are proxies solicited for the Annual Meeting?

Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with the preparation and distribution of these proxy materials and the solicitation of proxies will be borne by us.

In the solicitation of proxies, solicitations may be made personally or by mail, phone, email, or other electronic communication. In addition, our officers, directors, and employees, without additional compensation, may solicit proxies using any of these methods. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries, and these organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf.

I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which is permitted by SEC rules. Under this procedure, we deliver a single copy of our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such stockholder may contact us at investors@somalogic.com or:

SomaLogic, Inc.

Attention: Investor Relations

2945 Wilderness Place

Boulder, Colorado 80301

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of

Stockholder Proposals

We intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for the 2024 annual meeting. Stockholders may obtain our proxy materials (and any stockholders or to nominate individuals to serve as directors?

amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 29, 2023. In addition, stockholder proposals must comply with the requirements of Rule 14a-8. Stockholder proposals should be addressed to:

SomaLogic, Inc.

Attention: Corporate Secretary

2945 Wilderness Place

Boulder, Colorado 80301

Our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in the Company’s notice of meeting given by or at the discretion of our Board, (ii) otherwise properly brought before such annual meeting by the Board or the Chairman of the Board or (iii) otherwise properly brought before such annual meeting by a stockholder of the Company who is entitled to vote at such annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for the 2024 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices at 2945 Wilderness Place, Boulder, Colorado 80301:

● not earlier than the close of business on February 6, 2024; and

● not later than the close of business on March 7, 2024.

In the event that we hold the 2024 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by our Secretary not earlier than the close of business on the 120th day prior to the scheduled date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if later, the tenth day following the day on which public announcement of the date of such meeting is first made. If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

Holders of our common stock may propose director candidates for consideration by our nominating and corporate governance committee.

Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Secretary at 2945 Wilderness Place, Boulder, Colorado 80301.

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Universal Proxy Rules

In addition to satisfying the foregoing requirements, including the timing and other requirements, under our amended and restated bylaws summarized above under “—Stockholder Proposals” and “—Nomination of Director Candidates,” to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 annual meeting of stockholders must also provide notice to the Secretary of the Company, whose address is 2945 Wilderness Place, Boulder, Colorado 80301, that sets forth all information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no later than April 6, 2024 (or, if the 2024 annual meeting of stockholders is called for a date that is not within 30 calendar days of the anniversary of the date of the 2023 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting of stockholders or by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made). A shareholder seeking to utilize the universal proxy rules must comply with those rules and must also comply with our amended and restated bylaws, including the obligation to provide timely notice (not less than 90 nor more than 120 days before the meeting) as described above under “—Stockholder Proposals” and “—Nomination of Director Candidates.”

Availability of Amended and Restated Bylaws

A copy of our amended and restated bylaws is available via the SEC’s website at http://www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

What does being an “emerging growth company” mean?

We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable generally to public companies, including:

● Presenting only two years of audited financial statements in addition to any required unaudited interim financial statements with correspondingly reduced “Management’s Discussion and Analysis of Financial Condition and Results of Operations” disclosure in our 2022 Annual Report;

● Reduced disclosure about our executive compensation arrangements;

● Exemption from the requirements to hold non-binding advisory votes on executive compensation and golden parachute payments; and

● Exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting.

We may take advantage of these exemptions up until the last day of the fiscal year following the fifth anniversary of our initial public offering or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company earlier if we have more than $1.235 billion in annual revenue, we have more than $700.0 million in market value of our stock held by non-affiliates (and we have been a public company for at least 12 months and have filed one annual report on Form 10-K), or we issue more than $1 billion of non-convertible debt securities over a three-year period. We may choose to take advantage of some, but not all, of the available exemptions.

In addition, the JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards. This allows an emerging growth company to delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to avail ourselves of this exemption and, therefore, while we are an emerging growth company we will not be subject to new or revised accounting standards at the same time that they become applicable to other public companies that are not emerging growth companies.

Why is this Annual Meeting being held virtually?

The Annual Meeting will be held entirely online this year. We are excited to embrace the latest technology to provide ease of access, real-time communication and cost savings for our stockholders and our company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation because stockholders can participate from any location around the world.

You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.proxydocs.com/SLGC. You will also be able to vote your shares electronically prior to or during the Annual Meeting.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Number of Directors; Board Structure

Our Board is divided into three staggered classes of directors. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class II directors expires at the Annual Meeting. The term of the Class III directors expires at the 2024 annual meeting, and the term of the Class I directors expires at the 2025 annual meeting. After the initial terms expire, directors for each class will stand for election at the annual meeting of stockholders held in the year in which the initial term for that class expires and thereafter will serve for a term of three years.

Nominees

Our Board has nominated Troy Cox, Kathy Hibbs and Tycho Peterson for re-election as Class II directors to hold office until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each of the nominees is a current Class II director and member of our Board and has consented to serve if elected.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by our present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on our Board. Our Board may fill such vacancy at a later date or reduce the size of our Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Vote Required

The election of directors requires a plurality of the votes cast by the stockholders in person or by proxy at the Annual Meeting and entitled to vote in the election.

Recommendation of our Board

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

The biographies of each of the nominees and continuing directors above contain information regarding each such person’s service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused our Board to determine that the person should serve as a director of the company. In addition to the information presented below regarding each nominee’s and continuing director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board. Finally, we value our directors’ experience in relevant areas of business management and on other boards of directors and Board committees.

Directors

The following table sets forth information regarding our directors as of April 25, 2023:

	Class	Age	Position(s)	Current Term Expires	Expiration of Term For Which Nominated
Troy Cox (1)	II	58	Director	2023	2026
Kathy Hibbs (2)(3)	II	59	Director	2023	2026
Tycho Peterson (2)	II	50	Director	2023	2026
Tom Carey (1)(3)	III	61	Director	2024	—
Eli Casdin (1)(3)*	III	50	Director	2024	—
Anne Margulies (1)(3)*	III	67	Director	2024	—
Robert Barchi*	I	76	Director	2025	—
Richard Post (2)**	I	64	Director	2025	—
Jason Ryan (2)	I	48	Chairman and Director	2025	—

(1)	Member of the compensation committee.
(2)	Member of the audit committee.
(3)	Member of the nominating and corporate governance committee.
*	Member of the audit committee through April 17, 2023 and transitioned off of the audit committee in connection with the board’s periodic committee refreshment process.
**	Member of the compensation committee through April 17, 2023 and transitioned off of the compensation committee in connection with the board’s periodic committee refreshment process.

Information Concerning Director Nominees

Troy Cox has served as a member of our Board since September 2021 and served as the Executive Chair of the Board (“Executive Chair”) from October 17, 2022 through March 28, 2023. Mr. Cox has served as a director of SOPHiA GENETICS SA (Nasdaq: SOPH) since July 2019 and as its Chairman since February 2020, a director of LetsGetChecked Inc. since October 2019 and as its Vice Chairman since May 2020, and as a director at Zymeworks Inc. (NYSE: ZYME) since June 2019. Mr. Cox also serves as a director for non-profits Massachusetts BioTechnology Council (MassBio) and Dream Foundation. Mr. Cox previously led Foundation Medicine, Inc. as President and Chief Executive Officer from February 2017 to February 2019, including its acquisition by Roche in July 2018. Prior to Foundation Medicine, Troy served as Senior Vice President and an officer at Genentech, Inc. from February 2010 to February 2017. Before joining Genentech, Mr. Cox held executive and senior roles of increasingly broad accountabilities including president of CNS operations at UCB BioPharmaceuticals, Senior Vice President at Sanofi-Aventis and diverse foundational roles at Schering-Plough. Mr. Cox received an M.B.A. at the University of Missouri and B.B.A. in Finance from the University of Kentucky. His qualifications to serve on our Board include his extensive experience in the life sciences industry as an executive and in connection with evaluation and execution of business transaction and merger opportunities.

Kathy Hibbs was appointed as a member of our board of directors in March 2023. She currently serves as the Chief Administrative Officer for 23andMe (Nasdaq: ME), a global genomics and biotechnology company. She previously served 23andMe as the Chief Legal and Regulatory Officer and Secretary from June 2021 to February 2022 and as its Chief Legal and Regulatory Officer from 2014 to June 2021. Previously, Ms. Hibbs served as Senior Vice President and General Counsel of Genomic Health, Inc., a genetic research and cancer diagnostics company, from 2009 to 2014. Prior to that, from 2000 to 2009, Ms. Hibbs served as Senior Vice President and General Counsel of Monogram Biosciences Inc., and from 1995 to 1999, she was the Director of Legal Affairs at Varian Associates, Inc. followed by its successor, Varian Medical Systems, Inc. She currently serves on the board and as chair of the nominating and corporate governance committee of SOPHiA GENETICS SA (Nasdaq: SOPH) and previously was a board member of Decipher Biosciences (Nasdaq: DECI) until its acquisition. She also serves as a member of the Fast Company Impact Council and as a member of the board of directors of Cadex Genomics, Corp., a private company focused on molecular diagnostics tests to guide cancer treatment. Ms. Hibbs received her B.A. in Political Science from the University of California, Riverside, and her J.D. from the University of California, Hastings College of the Law. Ms. Hibbs’ qualifications to serve on our Board include her more than 20 years of expertise in the clinical laboratory and medical device industries and her experience as a public company executive. Ms. Hibbs’s appointment to our board of directors was recommended by a current director and a search firm engaged by the Company.

Tycho Peterson was appointed as a member of our board of directors in March 2023. He currently serves as the chief financial officer of Adaptive Biotechnologies (Nasdaq: ADPT), a leading developer of immune-driving medical technology. Prior to joining Adaptive Biotechnologies in March 2022, Mr. Peterson had a 23-year tenure with J.P. Morgan Chase & Co., where he has served in various roles of increasing responsibility from May 1999, most recently serving as Managing Director, Global Equities. Mr. Peterson holds an MBA and a master’s degree in biology from Oxford University and a BA in biology from Cornell University. Mr. Peterson brings unique insights into the life sciences industry where disruptive technologies have driven a complete paradigm shift in diagnostics, tools and precision medicine. Mr. Peterson’s appointment to the board of directors was recommended by a current director and a search firm engaged by the Company.

Information Concerning Continuing Directors

Class III Directors

Tom Carey was appointed as a member of our board of directors in March 2023 and serves as our nominating and corporate governance committee chairman. He has over twenty-five years in executive search and consulting experience within the life sciences sector. From 2015 through 2022, he served as founder and managing partner of the Perspective Group, a boutique life sciences board and executive search firm. Before founding the firm, from 2010 through 2015, Mr. Carey served as the Global Head of the Healthcare and Life Sciences Practice for Russell Reynolds Associates and leader of the Life Sciences Board Practice for Spencer Stuart. Prior to entering the search industry, Mr. Carey served as an investment banker and then chief financial officer of both private and public healthcare and information technology companies. Mr. Carey earned a bachelor’s degree from the College of the Holy Cross and an MBA from the Kellogg Graduate School of Management at Northwestern University. He also previously served as the Chair of the Board of Vital Biosciences and held an eight-year tenure on the board of Exact Sciences (Nasdaq: EXAS). Mr. Carey brings more than twenty years of broad life sciences industry expertise. His background in finance and the executive search industry also provides our Board of Directors a valuable perspective with respect to financial strategy, key executive hires and other personnel-related matters. Mr. Carey’s appointment to the board of directors was recommended by current directors.

Eli Casdin has served as a member of our board of directors since September 2021 and serves as a member of our nominating and corporate governance committee and our compensation committee. Prior to the de-SPAC business combination, Mr. Casdin served as a director of the predecessor to SomaLogic since December 2020. Mr. Casdin founded Casdin Capital, LLC, an investment firm focused on the life sciences and healthcare industry, in November 2011 and currently serves as its Chief Investment Officer. Mr. Casdin has served as Chief Executive Officer and a director of CM Life Sciences, Inc. (Nasdaq: CMLF) from July 2020 until August 2021 and CM Life Sciences III, Inc. (Nasdaq: CMLT) from March 2021 until December 2021. Mr. Casdin has also previously served on the boards of directors of Absci (Nasdaq: ABSI), Century Therapeutics (Nasdaq: IPSC), EQRx (Nasdaq: EQRX), Exact Sciences Corporation (Nasdaq: EXAS), and Tenaya Therapeutics (Nasdaq: TNYA). Mr. Casdin has previously participated as chairperson of the Audit committee of Absci and member of the Audit committees of EQRx and Tenaya Therapeutics; member of the Compensation committee of Century Therapeutics; and member of the Nominating & Corporate Governance committees of Absci, Century Therapeutics, and EQRx. He has also served as a board observer for 4D Molecular Therapeutics

(Nasdaq: FDMT), Fulcrum Therapeutics (Nasdaq: FULC), Invitae (Nasdaq: NVTA), Tango Therapeutics (Nasdaq: TNGX), and Verve Therapeutics (Nasdaq: VERV). Mr. Casdin currently serves on the board of directors of GeneDx (Nasdaq: WGS) and Standard BioTools (Nasdaq: LAB), and as a member of the compensation and nominating and corporate governance committees of GeneDx. He also serves on the Columbia University School of General Studies board of visitors, the Rockefeller University board of trustees, and the New York Genome Center board of directors. Mr. Casdin holds a B.S. from Columbia University School of General Studies and an M.B.A. from Columbia Business School. His qualifications to serve on our board of directors include his extensive leadership experience as an executive officer of an investment firm, his extensive public and private company directorship experience in the life sciences and healthcare sectors, and his expertise in finance, capital markets, and the biotechnology industry.

Anne Margulies has served as a member of our Board since September 2021 and serves as our compensation committee chairperson. Ms. Margulies served as a director of the predecessor to SomaLogic since September 2019. Ms. Margulies currently serves as a member of the board of directors of Henry Schein, Inc. (Nasdaq: HSIC), a global dental and health care solutions and products company, HarborOne Bancorp, Inc. (Nasdaq: HONE), the largest state-chartered co-operative bank in New England, and as an advisor on the National Advanced Cybersecurity Center and the Massachusetts Governor’s Cyber Security Advisory Board. Ms. Margulies served as the Vice President and University Chief Information Officer of Harvard University from September 2010 to May 2021. Ms. Margulies was awarded an Honorary Doctorate from the Universitat Politecnica de Valencia in 2019 and received her B.A. from SUNY Plattsburgh. She was inducted into the CIO Hall of Fame in 2017 and was selected as the Boston CIO Leader of the Year in 2015. Ms. Margulies’ qualifications to serve on our Board include her extensive experience managing information technology strategy, policies, and services and developing internationally acclaimed initiatives such as the Massachusetts Institute of Technology’s OpenCourseWare program.

Class I Directors

Robert Barchi has served as a member of our Board since September 2021. Dr. Barchi is currently a Distinguished University Professor at Rutgers University and previously served as its president from September 2012 to June 2020. Prior to that, Dr. Barchi served as president of Thomas Jefferson University from 2004 to 2012. He is a trustee of the RWJ/Barnabas Health system and of the RWJ University Hospitals. He previously served on the boards of Covance, Inc. (NYSE: CVD) and VWR International (Nasdaq: VWR). Dr. Barchi holds a B.S. degree and an M.S. degree from Georgetown University. He is also a board-certified neurologist and holds a Ph.D in biochemistry and an M.D. from the University of Pennsylvania. Dr. Barchi is a fellow of the American Neurological Association, the American Academy of Neurology, and the American Association for the Advancement of Science. Dr. Barchi’s qualifications to serve on our Board include his extensive experience as a physician, scientist, and academic.

Richard Post has served as a member of our Board since September 2021 and serves as our audit committee chairman. Mr. Post served as a director of the predecessor to SomaLogic since October 2019. Mr. Post has served on the board of directors of Grand Basket, Inc., an outdoor furniture company, since 2019 and has served as the Managing Partner of Grand Basket Investments LLC since 2017. Mr. Post previously served as CEO of Autobytel Inc. (Nasdaq: ABTL), an internet-centric automotive media and marketing services company, from April 2005 to March 2006 and as CFO of MediaOne Group, Inc. (NYSE:UMG), an international broadband and wireless communications company, from 1998 to 2000. Mr. Post has served on the board of directors of Arbitron, Inc. (NYSE: ARB), Autobytel Inc. and Financial Security Assurance Holdings, Inc. (NYSE: FSA). Mr. Post received both his bachelor’s degree in marketing and his M.B.A. from Delta State University. Mr. Post’s qualifications to serve on our Board include his experience serving on the boards of a number of public companies as well as his business and finance background.

Jason Ryan was appointed as our Chairman of the Board in March 2023. He brings decades of experience as a financial and operational leader across the life sciences industry. He most recently served as Chief Financial

Officer and Chief Operating Officer of Magenta Therapeutics (Nasdaq: MGTA), a clinical-stage biotechnology company specializing in stem cell therapeutics, from January 2019 to October 2020. Prior to joining Magenta, Mr. Ryan previously served as Chief Financial Officer of Foundation Medicine, Inc., which became a wholly-owned subsidiary of Roche Holdings, Inc., from March 2015. Prior to his position as Chief Financial Officer of Foundation Medicine, Inc., Mr. Ryan served as the Senior Vice President, Finance from January 2014 to March 2015, as the Vice President of Finance from March 2012 to January 2014, and as the Senior Director, Finance from May 2011 to March 2012. Prior to joining Foundation, Mr. Ryan led the finance and strategic planning functions of Taligen Therapeutics, Inc. (which was acquired by Alexion Pharmaceuticals, Inc.) from May 2009 to April 2011, Codon Devices Inc. from May 2007 to May 2009 and Genomics Collaborative, Inc. (which was acquired by SeraCare Life Sciences, Inc.) from September 1998 to September 2004. He began his career at Deloitte & Touche. Mr. Ryan holds a B.S. in economics from Bates College and an M.B.A. from Babson College, and earned a C.P.A. in Massachusetts. Mr. Ryan is the executive chairman of the board of GeneDx (Nasdaq: WGS) and holds a board seat with Singular Genomics (Nasdaq: OMIC). Mr. Ryan’s qualifications to serve on our Board include his extensive experience in the life sciences industry as well as his business and finance background. Mr. Ryan’s appointment to the board of directors was recommended by current directors and a search firm engaged by the Company.

CORPORATE GOVERNANCE

Our business and affairs are managed under the direction of our Board, which is elected by our stockholders. Our Board currently consists of nine directors, all of whom qualify as “independent” under the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”).

Director Independence

Our common stock is listed on Nasdaq. Under the listing standards of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the listing standards of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the additional independence criteria set forth in the Exchange Act, and the listing standards of Nasdaq. Compensation committee members must also satisfy the additional independence criteria set forth in the Exchange Act and the listing standards of Nasdaq.

Our Board has undertaken a review of the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that all of our directors are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq. Our Board also determined that Richard Post, Kathy Hibbs, Tycho Peterson and Jason Ryan, who comprise our audit committee, and that Anne Margulies, Thomas Carey, Eli Casdin and Troy Cox, who comprise our compensation committee, each satisfy the independence standards for those committees established by the SEC and the listing requirements and rules of Nasdaq. In making such determinations, our Board considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.

Board Leadership Structure

The positions of Chief Executive Officer and Chair of our Board are normally separated. During a management transition period, Troy Cox served as the Executive Chair from October 17, 2022 through March 28, 2023 and maintained the responsibilities of the Company’s principal executive officer in addition to presiding over meetings of our Board and holding such other powers and carrying out such other duties as are customarily carried out by the Chair of the Board. Effective March 28, 2023, Adam Taich was appointed as Interim Chief Executive Officer and assumed the responsibilities of the Company’s principal executive officer. Our Board believes that separating these roles is appropriate as it allows us to pursue strategic and operational objectives while maintaining effective oversight and evaluation of corporate performance. Our Board believes that separating these positions allows our Chief Executive Officer to focus on setting the overall strategic direction of the Company, expanding the organization to deliver on our strategy and overseeing our day-to-day business, while allowing the Chair of the Board to lead the Company by providing strategic advice to and oversight of management.

Our Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chair of the Board, particularly as the Board’s oversight responsibilities continue to grow.

Board’s Role in Risk Oversight

The Board has extensive involvement in the oversight of risk management related to the Company and its business and accomplishes this oversight directly and through the regular reporting to the Board by its standing committees that address risks inherent in their respective areas of oversight. The standing committees of our Board consist of an audit committee, a compensation committee and a nominating and corporate governance committee. The Board, and its committees, currently maintains direct oversight for certain material risks, particularly cybersecurity and human capital related risks. The Company has also established a compliance committee, consisting of members of senior management, which reports to the audit committee on various compliance-related risks. Our Board may from time to time establish other committees, including those tasked with oversight of certain other material risks. The oversight responsibility of the Board and its committees is informed by regular meetings and reports from management, including senior personnel that lead a variety of functions across the business, and input from external advisors, as appropriate.

The audit committee represents the Board by periodically reviewing the Company’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal and information technology functions, the audit committee reviews and discusses all significant areas of the Company’s business and summarizes for the Board all areas of risk and the appropriate mitigating factors. In addition, the Board receives periodic detailed operating performance reviews from management.

Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines and director practices and evaluates the composition, functions and duties of the committees of the Board.

Our compensation committee reviews and discusses the risks arising from our compensation policies, plans and programs applicable to all employees that are reasonably likely to have a materially adverse effect on us.

The Company’s chief executive officer and other executive officers regularly report to the non-executive directors and the audit, compensation and nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls.

Risks Related to Compensation Policies and Practices

When determining our compensation policies and practices, the Board considers various matters relevant to the development of a reasonable and prudent compensation program, including whether the policies and practices are reasonably likely to have a material adverse effect on the Company. We believe that the mix and design of our executive compensation plans and policies do not encourage management to assume excessive risks and are not reasonably likely to have a material adverse effect on the Company for the following reasons: we offer an appropriate balance of short and long-term incentives and fixed and variable amounts; our variable compensation provides enhanced incentives for executives to outperform and strong disincentives for executives to underperform against our Company goals and is based on a balanced mix of Company performance criteria; and the Board and the compensation committee have the authority to adjust variable compensation as appropriate. The Compensation Committee has also engaged Pearl Meyer to act as a compensation consultant to the Committee, who assists the Committee and the Board in designing the Company’s compensation policies and practices and provides advice regarding the same.

Anti-Hedging and Anti-Pledging Policies

Certain transactions in our securities create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in company securities. Our insider trading policy prohibits all officers, directors, employees and consultants who have access to confidential information from using or sharing that information for stock trading purposes or for any other purpose except the conduct of our business. All information about the Company should be considered confidential information.

Board Meetings and Committees

The number of directors on the Board will be fixed exclusively by our Board. Our Board currently consists of nine members.

During our fiscal year ended December 31, 2022, our Board held 18 meetings (including regularly scheduled and special meetings), and each director, other than Stephen Quake, who resigned from the Board effective July 17, 2022, attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served. Under our Corporate Governance Guidelines, directors are expected to spend the time needed and meet as frequently as our Board deems necessary or appropriate to discharge their responsibilities. Directors are also expected to make efforts to attend our annual meeting of stockholders, all meetings of our Board and all meetings of the committees on which they serve.

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include the audit committee, the compensation committee and the nominating and corporate governance committee. Our Board may also establish such other committees as it deems appropriate, in accordance with applicable law and our corporate governance documents. A copy of each committee’s charter is posted on the corporate governance section of our website, www.somalogic.com. Members serve on these committees until their resignation or until as otherwise determined by our Board.

Audit Committee

The audit committee’s primary responsibilities include preparing the audit committee report required by the SEC to be included in any proxy statement or prospectus required to be filed by the Company under the rules and regulations of the SEC and assisting our Board in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) the Company’s independent registered public accounting firm’s qualifications and independence, (4) the performance of the Company’s internal audit function, if any, and (5) the performance of the Company’s independent registered public accounting firm.

The audit committee consists of Richard Post, serving as the chairperson. In the fiscal year ended December 31, 2022, Eli Casdin, Robert Barchi and Anne Margulies were also members of the audit committee. As of April 17, 2023, Kathy Hibbs, Tycho Peterson, and Jason Ryan were appointed to the audit committee, and Messrs. Casdin and Barchi and Ms. Margulies cycled off of the audit committee. The Board has determined that each member of the audit committee qualifies as an independent director under the listing requirements and rules of Nasdaq and the independence requirements of Rule 10A-3 under the Exchange Act. At least one member of the audit committee qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K. The Board has adopted a written charter for the audit committee, which is available free of charge on our corporate website, www.somalogic.com.

Our audit committee held 9 meetings during fiscal year ended December 31, 2022.

Compensation Committee

The compensation committee’s responsibilities include assisting our Board in discharging its responsibilities relating to (1) setting the Company’s compensation program and compensation of its executive officers and directors, (2) monitoring the Company’s incentive and equity-based compensation plans, and (3) preparing the compensation committee report if and when required to be included in any proxy statement or prospectus required to be filed by the Company under the rules and regulations of the SEC.

The compensation committee consists of Anne Margulies, serving as the chairperson. In the fiscal year ended December 31, 2022, Charles M. Lillis and Richard Post were also members of the compensation committee, as was Troy Cox prior to his appointment as Executive Chair. As of April 17, 2023, Thomas Carey, Eli Casdin and Troy Cox were appointed to the compensation committee, and Mr. Post cycled off of the compensation committee. Mr. Lillis retired from the Board as of March 27, 2023.

The Board has adopted a written charter for the compensation committee, which is available free of charge on our corporate website, www.somalogic.com.

Our compensation committee held 9 meetings during fiscal year ended December 31, 2022.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee’s responsibilities include: (1) overseeing all aspects of the Company’s corporate governance functions on behalf of the Board; (2) making recommendations to the Board regarding corporate governance issues; (3) identifying, reviewing and evaluating candidates to serve as directors of the Company and review and evaluate incumbent directors; (4) serving as a focal point for communication between such candidates, non-committee directors and the Company management; (5) recommending to the Board for selection candidates to serve as nominees for director for the annual meeting of stockholders; and (6) making other recommendations to the Board regarding affairs relating to the directors of the Company including director compensation.

The nominating and corporate governance committee consists of Thomas Carey, serving as the chairperson, and Eli Casdin, Kathy Hibbs and Anne Margulies.

The Board has adopted a written charter for the nominating and corporate governance committee, which is available free of charge on our corporate website, www.somalogic.com.

Our nominating and corporate governance committee held 5 meetings during fiscal year ended December 31, 2022.

Identifying and Evaluating Director Nominees

The Board has delegated to the nominating and corporate governance committee the responsibility of identifying, considering and selecting, and recommending for the selection of the Board, candidates who fit the criteria for membership to fill new positions on the Board (including candidates to fill any vacancies that may occur) and reviewing any candidates nominated by stockholders. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board’s approval as director nominees for election to the Board.

Minimum Qualifications

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees and will consider all facts and circumstances that it deems appropriate or advisable. In its identification and evaluation of director candidates, our nominating and corporate governance committee is responsible for reviewing the qualifications and independence of the members of the Board and its various committees on a periodic basis as well as the composition of the Board as a whole. This assessment will include members’ qualification as independent, as well as consideration of diversity, age, skills and experience in the context of the needs of the Board.

Nominees must also have proven achievement and competence in their field, the ability to offer advice and guidance to our management team, the ability to make significant contributions to our success and an understanding of the fiduciary responsibilities that are required of a director. Director candidates must have sufficient time available in the judgment of our nominating and corporate governance committee to perform all Board and committee responsibilities. Members of our Board are expected to prepare for, attend and participate in all Board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Although our Board does not maintain a specific policy with respect to board diversity, our Board believes that our Board should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual Board and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full Board the director nominees for selection.

Stockholder Recommendations and Nominations to the Board

The nominating and corporate governance committee will consider director nominee candidates who are recommended by our stockholders. Stockholders, in submitting recommendations to the nominating and corporate governance committee for director nominee candidates, must follow the following procedures:

The nominating and corporate governance committee must receive any such recommendation for nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting.

All recommendations for director candidates must be submitted in writing to our Secretary at our corporate headquarters, and must include the following:

• Name and address of the stockholder making the recommendation;

• The class or series and number of shares of the Company owned of record or beneficially owned by such stockholder;

• Any “Disclosable Interests” (as defined in Section 2.4(iii)(b) of our amended and restated bylaws) of such stockholder;

• Name and address of the individual recommended for consideration as a director nominee;

• The class or series and number of shares of the Company owned of record or beneficially owned by the individual recommended for consideration as a director nominee;

• Any “Disclosable Interests” (as defined in Section 2.4(iii)(b) of our amended and restated bylaws) of the individual recommended for consideration as a director nominee;

• A representation that the stockholder is a record holder of our securities, or if the stockholder is not a record holder, evidence of ownership;

• A description of all arrangements or understandings between the stockholder and the proposed director nominee;

• The consent of the proposed director nominee (i) to be named in the proxy statement for the annual meeting and (ii) to serve as a director if elected at such annual meeting;

• Any other information regarding such stockholder and the proposed director nominee that is required to be included in the proxy statement; and

• A completed and signed questionnaire, representation and agreement required by Section 2.6(i) of our amended and restated bylaws.

Stockholder Communications

The Board provides to every stockholder the ability to communicate with the Board, as a whole, and with individual directors on the Board through an established process for stockholder communication. Stockholders may communicate with the Board or individual directors by submitting written correspondences to the Company’s headquarters at 2945 Wilderness Place, Boulder, Colorado 80301, Attn: Office of General Counsel. The General Counsel may facilitate or direct such communications with the Board or individual directors by reviewing, sorting, and summarizing such communications. All such communications will be referred to the Board or individual directors for consideration unless the Board instructs the Secretary otherwise.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. A copy of our Corporate Governance Guidelines and Code of Business Conduct and Ethics will be available upon written request to our Secretary or on our website, www.somalogic.com. If we amend or grant any waiver from a provision of our Code of Business Conduct and Ethics that applies to any of our executive officers, we will publicly disclose such amendment or waiver on our website and as required by applicable law.

Non-Employee Director Compensation

The following table sets forth the compensation of our non-employee directors in the fiscal year ended December 31, 2022.    Dr. Smythe received no additional compensation for his services as a director of the Company. Please see the section below entitled “Executive Compensation—Summary Compensation Table” for more information about Mr. Cox’s compensation for the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(4)	Option Awards ($)(5)	Total ($)
Robert Barchi	50,000	31,144	121,427	202,571
Eli Casdin	45,000	31,144	121,427	197,571
Charles M. Lillis(1)(2)	64,853	31,144	121,427	217,425
Anne Margulies	52,125	31,144	121,427	204,696
Ted Meisel(1)	30,000	31,144	121,427	182,571
Richard Post	49,500	31,144	121,427	202,071
Stephen Quake(3)	33,750	-	-	33,750

(1)	Resigned from the Board effective March 27, 2023.
(2)	Mr. Lillis stepped down as the chair of the Board on October 17, 2022.
(3)	Resigned from the Board effective July 13, 2022.
(4)

The amounts reported represent the aggregate grant date fair value of the time-based restricted stock units (“RSUs”) awarded to our directors in the fiscal year ended December 31, 2022, calculated in accordance with FASB ASC Topic 718. See Note 13 to our consolidated financial statements in our 2022 Annual Report for the assumptions used in calculating the grant date fair value.

(5)

The amounts reported represent the aggregate grant date fair value of the stock options awarded under our 2021 Omnibus Incentive Plan to our directors in the fiscal year ended December 31, 2022, calculated in accordance with FASB ASC Topic 718. See Note 13 to our consolidated financial statements in our 2022 Annual Report for the assumptions used in calculating the grant date fair value.

The following table sets forth the number of stock awards (consisting of both time-based RSUs and performance-based RSUs, which are also referred to as Earn-Out Shares) and stock options held by each non-employee director as of December 31, 2022. Mr. Quake did not hold any outstanding equity awards as of December 31, 2022.

Name	Outstanding Stock Awards (#)	Outstanding Option Awards (#)
Robert Barchi	6,561	67,305
Eli Casdin	7,187	109,210
Charles M. Lillis	9,892	88,257
Anne Margulies	7,156	138,543
Ted Meisel	5,935	67,305
Richard Post	7,563	98,543
Stephen Quake	0	0

Non-Employee Director Compensation

Our Board sets non-employee director compensation which is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of our stockholders. Each non-employee director of the Company is eligible to receive an annual fee of $40,000, and the chairs of the Board, audit committee, compensation committee, and nominating and governance committee are eligible to receive an annual fee of $40,000, $20,000, $14,500 and $10,000, respectively. In addition, the members of the audit committee, compensation committee, and nominating and governance committee (other than the chairs) are eligible to receive an annual fee of $10,000, $6,000 and $5,000, respectively. All annual fees are paid in quarterly installments.

Historically, the Company has made initial stock option grants to its non-employee directors upon their appointment to the board of directors with a target grant date value of $380,000 (each an “Initial Grant”). Twenty five percent (25%) of the stock options comprising an Initial Grant vest on the first anniversary of the grant date, and the remaining portion of the award vests in equal installments over the next 36 months thereafter, subject to the non-employee directors remaining on our Board through the applicable vesting dates. Thereafter, the Company typically grants annual stock options to its non-employee directors with variable grant date values, depending on the recommendation of the Nominating and Corporate Governance Committee and the Company’s compensation consultant (each an “Annual Grant”). One hundred percent (100%) of the stock options comprising an Annual Grant vest on the first anniversary of the grant date, subject to the non-employee directors remaining on our Board through the applicable vesting date.

In connection with the de-SPAC business combination, the Company (i) adopted the 2021 Omnibus Incentive Plan, under which non-employee directors will be subject to an annual compensation limit of $700,000 and (ii) granted Earn-Out Shares to certain non-employee directors, which become vested if at any time between the 13-month anniversary of the consummation of the de-SPAC business combination and the 24-month anniversary of the consummation of the de-SPAC business combination, or in connection with a subsequent change in control, our common share price is greater than or equal to $20.00 for a period of at least 20 out of 30 consecutive trading days, subject continued service through such dates.

Board Diversity

Board Diversity Matrix (As of April 25, 2023)
Total Number of Directors	#
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latino	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	2	7	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	1
Did Not Disclose Demographic Background	-

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has engaged Ernst & Young LLP (“EY”) as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ended December 31, 2023, and we are asking you and other stockholders to ratify this appointment. During the fiscal year ended December 31, 2022, EY served as our independent registered public accounting firm.

Although ratification of the appointment of EY is not required by our amended and restated bylaws or otherwise, our Board is submitting the appointment of EY to stockholders for ratification as a matter of good corporate governance. A majority vote of the shares present in person or represented by proxy and entitled to vote is required in order to ratify the appointment of EY. In the event that our stockholders do not ratify this appointment of EY, our audit committee will reconsider whether or not to retain EY. Even if the appointment is ratified, our audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the stockholders.

We expect that a representative of EY will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

We have adopted a policy under which our audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. As part of its review, our audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board. Our audit committee has pre-approved all services performed by the independent registered public accounting firm since the pre-approval policy was adopted.

Audit Fees

The following table sets forth the fees billed or to be billed by EY and its affiliates for professional services rendered with respect to the fiscal years ended December 31, 2022 and 2021. All of these services were approved by our audit committee.

Fee Category	Fiscal 2022	Fiscal 2021
Audit Fees(1)	$1,825,990	$1,504,627
Audit-Related Fees(2)	29,700	27,000
Tax Fees(3)	77,250	183,532
All Other Fees(4)	0	0
Total Fees	$1,932,940	$1,715,159

(1) Audit Fees consist of fees for professional services provided in connection with the audit of our financial statements, reviews of our quarterly financial statements and accounting consultations billed as audit services. This category also includes fees for services incurred in connection with the de-SPAC business combination and services normally provided by EY in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under “Audit Fees,” including accounting consultations in connection with acquisitions.

(3) Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include consultation on tax matters and assistance regarding federal, state and international tax compliance.

(4) All Other Fees consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above, which include subscription fees paid for access to online accounting research software.

Recommendation

OUR BOARD AND AUDIT COMMITTEE RECOMMEND THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL THREE:

APPROVAL OF AN AMENDMENT TO THE ESPP TO INCREASE

THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

Overview

The purpose of this Proposal Three is to obtain stockholder approval of an amendment to the ESPP to increase the number of shares of common stock reserved for issuance by 500,000 shares (the “Amendment”). The Amendment was adopted, subject to stockholder approval, by the compensation committee on March 16, 2023. Stockholder approval of this Proposal Three requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person, as well as an abstention from voting and a broker non-vote with regard to this Proposal Three will have no effect on this Proposal Three. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If the Amendment is not approved and we do not increase the number of shares available for issuance under the ESPP, based on historical usage rates, we would not have sufficient number of shares authorized under the ESPP to allow employees the opportunity to purchase our common stock through accumulated payroll deductions. The ESPP is a key factor in retaining employees, recruiting and retaining new employees and aligning the interests of our employees with those of our stockholders. As of April 10, 2023, 278,401 shares were available for future purchases under the ESPP. Assuming the Amendment is approved by our stockholders at the 2023 Annual Meeting, 778,401 shares would be available for future purchases, which based on historical usage, we estimate would be sufficient to grant awards for an additional ten to twelve months, assuming employees continue to purchase shares consistent with our historical rates. However, our share usage depends on the future price of our common stock and our employees’ desire to purchase common stock under the ESPP. As a result, the share reserve under the ESPP could last for a longer or shorter period of time depending on those factors.

Summary of the ESPP, as amended by the Amendment

The material terms of the ESPP, as amended by the Amendment, are summarized below. The summary below is not a complete summary of the ESPP and is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached hereto as Annex A. The Company’s stockholders should refer to the ESPP for more complete and detailed information regarding the terms and conditions of the ESPP.

Administration.    The ESPP is administered by the Company’s compensation committee, which has the right to determine any questions which may arise regarding the interpretation and application of the provisions of the ESPP and to make, administer and interpret such rules and regulations as it deems necessary. Any determinations will be made by the compensation committee in its sole discretion and will be final and binding. The compensation committee is authorized from time to time to delegate some or all of its authority under the ESPP to a subcommittee or other individuals as it deems necessary, appropriate or advisable.

Shares Available for Awards.    If the Amendment is approved, a total of 925,100 shares of the Company’s common stock will have been reserved for grant under the ESPP. As noted above, 778,401 shares of the Company’s common stock would be available for future purchases under the ESPP.

Eligibility.    Any individual who (i) has been employed for at least 90 days by the Company (or its subsidiaries), (ii) is customarily employed by the Company (or its subsidiaries) for at least 20 hours per week and (iii) is customarily employed by the Company (or its subsidiaries) for five months or more in any calendar year is eligible to participate in the ESPP, provided that the individual is employed on the first day of an option period and subject to certain limitations imposed by Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the "Code”). As of April 10, 2023, approximately 408 employees were eligible to participate in the ESPP.

Option Periods.    The ESPP will be implemented by consecutive six-month option periods, beginning on January 1st and July 1st of each year and ending on the last day of June and December, respectively. Shares of the Company’s common stock will be issued on the last day of each six-month option period.

Participation in the Plan.    Eligible employees may become participants in the ESPP by executing and delivering to the Company an enrollment form at least five days prior to the beginning of an option period (or an earlier date determined by the compensation committee). The enrollment form will specify the employee’s contribution percentage (between 2% and 15% of “eligible compensation” as defined in the Code) and will authorize the Company to make payroll deductions for the purchase of shares of the Company’s common stock under the ESPP. At any time on or prior to the fifteenth day of the last month of an option period, a participant may discontinue his or her participation in the ESPP or may decrease the rate of payroll deductions (but not below 2% of compensation) at any time during the option period by delivering electronic notice to the Company. Upon a withdrawal from the ESPP during an option period, all payroll deductions for the option period will be returned to the participant in cash, without interest. The participant may not re-elect to participate in the ESPP during the option period but may make a new election to participate in any future option period. Unless the participant’s participation is discontinued, the purchase of shares of the Company’s common stock will occur automatically at the end of the option period. Once an employee becomes a participant, he or she will automatically be enrolled in subsequent option periods unless the employee withdraws from the ESPP or becomes ineligible to participate.

Purchase Price.    The purchase price per share of the Company’s common stock at which such shares will be sold under the ESPP is 85% of the fair market value per share on the last day of the option period. The fair market value per share of the Company’s common stock on a given date will be the closing sales price on the Nasdaq as of such date. The closing price of our common stock on the Nasdaq Stock Market on April 21, 2023, was $3.08 per share.

Delivery of Shares.    On the last day of the option period, the balance of a participant’s account under the ESPP will be applied to the purchase of the number of shares of the Company’s common stock determined by dividing the account balance by the purchase price. No fractional shares will be delivered under the ESPP.

Share Purchase Limits.    The maximum number of shares of the Company’s common stock that a participant may purchase during any option period is the number of shares that when multiplied by the fair market value of the Company’s common stock on the last day of the option period equals $12,500 or less. In addition, no participant will be granted an option under the ESPP that would allow the maximum number of shares of the Company’s common stock that a participant may purchase under the ESPP (or any employee stock purchase plan sponsored by the Company (and its subsidiaries and affiliates)) to accrue at a rate that would exceed $25,000 in fair market value of such shares (determined at the last day of the option period) for each fiscal year in which the option is outstanding at any time. In addition, no participant will be permitted to subscribe for shares of the Company’s common stock under the ESPP if, immediately after the grant of the option, the participant would own 5% or more of the combined voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock that may be purchased under the ESPP or pursuant to any other options).

Termination of Employment; Death.    Upon the termination of a participant’s employment with the Company and its subsidiaries and affiliates during an option period, the participant (i) will immediately cease to participate in the ESPP and (ii) will receive any amounts being held in his or her account. In the event of a participant’s death during an option period, the participant’s designated beneficiary under the ESPP, if any, will be entitled to receive the amount credited to the participant’s account or to have the account applied to the purchase of the Company’s common stock at the end of the option period.

Adjustment or Changes in Capitalization.    In the event of any change in outstanding shares of the Company’s common stock by reason of a stock split, stock dividend, recapitalization, partial or complete liquidation, reclassification, merger, consolidation, reorganization, extraordinary cash dividend, spin-off, split-up, combination or other corporate event or distribution of stock or property affecting shares of the Company’s common stock, the aggregate number of shares available under the ESPP, the number of shares underlying options under the ESPP and the purchase price of such options will be appropriately adjusted in accordance with Section 423 of the Code.

Dissolution or Liquidation.    Unless provided otherwise by the compensation committee, in the event of the proposed dissolution or liquidation of the Company, the option period then in progress will be shortened by the compensation committee setting a new exercise date and shall terminate immediately prior to the consummation of the proposed dissolution or liquidation.

Asset Sale, Merger or Consolidation.    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another entity, unless otherwise determined by the compensation committee, each outstanding option under the ESPP will be assumed, or an equivalent right to purchase shares substituted, by the successor or resulting entity or a parent or subsidiary of the entity. In lieu of such substitution or assumption, the compensation committee may elect to shorten any option period then in progress by setting a new exercise date and any option period then in progress will end on the new exercise date.

Non-Assignability.    No rights or accumulated payroll deductions of a participant under the ESPP may be pledged or transferred for any reason during the lifetime of a participant (other than by will or the laws of descent and distribution). If a participant attempts to make such a transfer, any option held by the participant may be terminated by the Company.

Amendment and Termination of the Plan.    The ESPP may be amended by the compensation committee for any reason subject to applicable laws, rules and regulations. However, if the compensation committee elects to amend the ESPP to increase the number of outstanding shares of the Company common stock available for issuance, the amendment must be approved by the Company’s stockholders within 12 months before or after its adoption. The ESPP will remain in effect until December 31, 2031, unless terminated earlier by the Company’s board of directors.

Material U.S. Federal Income Tax Consequences

The following summary of tax consequences to ESPP participants is intended to be used solely by the stockholders of the Company in considering how to vote on this proposal and not as tax guidance to participants in the ESPP. It relates only to federal income tax and does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. Different tax rules may apply to specific participants and transactions under the ESPP. In addition, this summary is as of the date of this proxy statement; federal income tax laws and regulations are frequently revised and may be changed again at any time. Therefore, each recipient is urged to consult a tax advisor before participating in the ESPP or before disposing of any shares acquired under the ESPP.

The following generally summarizes the U.S. federal income tax consequences that will arise with respect to participation in the ESPP and the purchase and sale of shares of the Company’s common stock under the ESPP. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. However, taxable income will be recognized by a participant in the year in which there is a sale or other disposition of the purchased shares or in the event the participant dies while owning the purchased shares.

Disposition of Shares Following the Holding Period.    If the purchased shares are not disposed of within two years after the date on which the Company granted the purchase right or within one year after the date on which a participant purchased the shares (such period, the “Holding Period”), or if the participant dies while owning the purchased shares, the participant will be taxed in the year in which he or she disposes of the shares, or the year in which the participant’s death occurs, as applicable. The participant will recognize ordinary income on an amount equal to the lesser of: (i) the excess, if any, of the fair market value of the purchased shares on the date on which he or she disposed of such shares or the date on which he or she died, as applicable, over the amount paid for the purchased shares, and (ii) the excess of the fair market value of the purchased shares on the date the Company granted the purchase right over the purchase price, determined assuming that the purchase right was exercised on the date granted. The participant will recognize as capital gain any further gain realized by him or her when he or she disposes of the purchased shares (after increasing the tax basis in these shares by the amount of ordinary income realized as described above).

Disposition of Shares During the Holding Period.    If a participant disposes of the purchased shares before the Holding Period expires, the participant will be taxed in the year in which he or she disposes of such shares. The participant will recognize ordinary income, reportable for the year of the disposition of such shares, to the extent of the excess of the fair market value of such shares on the date on which the purchase right was exercised, over the purchase price for such shares. The participant will recognize as capital gain any further gain realized by him or her upon the disposition of the shares (after increasing the tax basis in these shares by the amount of ordinary income realized as described above).

If a participant disposes of the purchased shares before the Holding Period expires and the amount realized is less than the fair market value of the shares at the time of exercise, the participant will be taxed in the year in which he or she disposes of such shares. The participant will recognize ordinary income to the extent of the excess of the fair market value of such shares on the date on which the purchase right is exercised, over the purchase price for such shares. The participant will recognize a capital loss to the extent the fair market value of such shares on the exercise date exceeds the amount realized on the sale.

Company Deduction.    The Company is generally entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with the ESPP, but not for amounts the participant recognizes as capital gain.

New Plan Benefits

Participation in the ESPP is entirely within the discretion of the eligible employees. Because we cannot presently determine the participation levels by employee, the rate of contributions by employees and the eventual purchase price under the ESPP, it is not possible to determine the value of benefits which may be obtained by executive officers and other employees under the ESPP. Non-employee directors are not eligible to participate in the ESPP.

Past Purchases under the ESPP

As of April 10, 2023, 146,699 shares of our common stock had been purchased under the ESPP. The following number of shares had been purchased under the ESPP as of that date by the persons and groups identified below:

Name and Position	Shares Purchased under ESPP
Named Executive Officers
Troy Cox, Former Executive Chair	0
Roy Smythe, Former Chief Executive Officer	0
Stephen Williams, Chief Medical Officer	0
Shaun Blakeman, Chief Financial Officer	0
Melody Harris, Former President & Chief Operating Officer	2,765
All current executive officers as a group	0
All current non-employee directors (who are not executive officers) as a group	0
Each other person who has received 5% or more of the options, warrants or rights under the ESPP	0
All employees (excluding executive officers) as a group	143,934

Recommendation

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO THE ESPP TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 500,000 SHARES.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee is a committee of the Board comprised solely of independent directors as required by the listing standards of NASDAQ and rules and regulations of the SEC. The audit committee operates under a written charter approved by our Board, which is available on the corporate governance section of our website, www.somalogic.com. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to our financial reporting process, our management is responsible for (1) establishing and maintaining internal controls and (2) preparing our financial statements. Our independent registered public accounting firm, Ernst & Young, is responsible for performing an independent audit of our financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

1. reviewed and discussed the audited financial statements with management and EY;

2. discussed with EY the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”); and

3. received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with EY its independence.

Based on the audit committee’s review and discussions with management and EY, the audit committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board:

Richard Post (Chair)

Eli Casdin

Robert Barchi

Anne Margulies

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of April 25, 2023.

Name	Age	Positions
Adam Taich	48	Interim Chief Executive Officer
Shaun Blakeman	45	Chief Financial Officer
Pi Zheng	50	Interim Chief Accounting Officer
Ruben Gutierrez	48	General Counsel
Alison Roelke	48	Chief People Officer

Executive Officers

Adam Taich, 48, joined the Company in November 2021 and has served as its Executive Vice President of Life Sciences, heading the Company’s Life Sciences business since April 2022. Prior to that, Mr. Taich spent 19 years at ThermoFisher Scientific, a global supplier of scientific instrumentation, reagents, and software services, in various roles with increasing responsibilities, including as VP & General Manager – Molecular Biology, from 2020 to 2021, Vice President – Strategy and Business Development, from 2018 to 2020, VP & General Manager – Protein and Cell Analysis, from 2016 to 2018, VP & General Manager – Global Services and Support, from 2013 to 2016, and in various other roles from 2004 to 2013. He was appointed as the Company’s Interim Chief Executive Officer, effective March 28, 2023. Mr. Taich received his Bachelor of Arts from Miami University in Oxford, Ohio. Mr. Taich’s qualifications to serve as part of our management include his extensive background as an executive in the life sciences industry, including in commercial and strategic roles.

Shaun Blakeman, 45, served as Chief Financial Officer of the predecessor to SomaLogic since August 2021 and currently serves as our Chief Financial Officer following the consummation of the de-SPAC business combination. Prior to joining the predecessor to SomaLogic, Mr. Blakeman served as Senior Vice President and Chief Financial Officer of Cantel Medical, a public company focused on global infection prevention and control in the endoscopy, hemodialysis water and dental spaces. Mr. Blakeman also served as a Senior Finance Director at Medtronic, where he oversaw finance for multiple manufacturing sites in Medtronic’s Restorative Therapies Group. Before that, he was a Vice President of Finance for Cantel, where he was the segment CFO for the company’s $500 million endoscopy platform, Medivators. Prior to his time at Medivators, Mr. Blakeman spent five years with IDEX in financial leadership positions of increasing responsibility, up to the Vice President of Finance for the company’s diaphragm and dosing pump and water platforms. Prior to IDEX, Mr. Blakeman worked for Eaton in various finance positions. He began his career as an officer in the United States Navy in both Surface Warfare and Engineering Duty specialties. Mr. Blakeman received his Bachelor of Science in economics from the University of Minnesota, his Master of Science in applied physics from the Naval Postgraduate School, and his Master of Business Administration from the Indiana University Kelley School of Business. Mr. Blakeman’s qualifications to serve as Chief Financial Officer include his demonstrated success as a key leader in business operations and overseeing finance operations.

Pi Zheng, 50, he Company appointed Pi Zheng as its Interim Chief Accounting Officer. Mr. Zheng, age 50, previously served as the Company’s Vice President, Internal Audit, leading the company’s internal control over financial reporting implementation beginning in October 2022. Prior to that, from 2016 to 2021, Mr. Zheng served as the Vice President of Enterprise Risk Management and Internal Audit with Cantel Medical Corporation, a global producer of medical equipment. In this role, Mr. Zheng implemented an industry-leading risk management program to mitigate the company’s key risks, as well as modernized the internal audit department. Before that, from 2011 to 2016, Mr. Zheng served in various roles with increasing responsibilities at IDEX Corporation (NYSE: IEX), a global developer and manufacturer of fluidics systems, optics systems, fire and rescue equipment, and other specialty engineered products, including Group VP of Finance, CFO of IDEX Asia, corporate finance director, and head of internal audit. He was appointed as the Company’s Interim Chief

Accounting Officer, effective March 17, 2023. Mr. Zheng is a CPA registered in the state of Illinois. He received his Bachelor in finance from Michigan State University, his Master of Science in accountancy from the University of Illinois at Champaign-Urbana. Mr. Zheng’s qualifications to serve as part of our management include his broad leadership experience in accounting, finance and internal audit.

Ruben Gutierrez, 48, served as General Counsel to the predecessor to SomaLogic since May 2021 and currently serves as our General Counsel following the consummation of the de-SPAC business combination. Prior to joining the predecessor to SomaLogic, Mr. Gutierrez was Vice-President, Legal and Corporate Affairs for Natera, Inc. (Nasdaq: NTRA), a genetic testing company based in San Carlos, California, from May 2019 to May 2021. From January 2018 to May 2019, Mr. Gutierrez was the General Counsel of Human Longevity, Inc., a San Diego based genomics research and health intelligence company, and served as its Deputy General Counsel from October 2015 to December 2017. Prior to that, Mr. Gutierrez served as Division Counsel, Biosciences at Thermo Fisher Scientific, Inc. (NYSE: TMO) from February 2014 to October 2015. Mr. Gutierrez received an LL.M. in Taxation from the New York University School of Law, a J.D. from the University of Southern California Gould School of Law and a B.A. from the University of California, Los Angeles. He is a member of the State Bar of California. His qualifications to serve as part of our management include his extensive legal experience and roles at several companies in the life sciences industry.

Alison Roelke, 48, joined the Company in May 2022 as Senior Vice President, People & Culture, and was appointed Chief People Officer in November 2022. Ms. Roelke is an accomplished executive with more than 20 years of experience designing and implementing innovative, results-oriented people programs in high-growth environments. Her responsibilities include talent acquisition, total rewards, talent management, learning and development, communications, and diversity, equity and inclusion. Prior to SomaLogic, Ms. Roelke spent five years at AeroVironment as their Chief People Officer leading People, Culture and Places. She spent 10 years at Custom Sensors & Technologies (CST), a division of Schneider Electric as their Global Vice President, Human Resources. CST was sold to private equity in 2014 and then to Sensata Technologies in 2015. Ms. Roelke stayed on with Sensata Technologies leading the Global HR Mergers & Acquisitions function. Prior to that, she held talent and HR operations management positions in both manufacturing and financial services organizations including YTCA a subsidiary of Yazaki Corporation, Mitsubishi / Caterpillar, and Digital Insight. Ms. Roelke holds a bachelors degree in Business Management from California Coast University. She received her Senior Professional in Human Resources (SPHR) designation in 2002 from the HR Certification Institute.

EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled back disclosure requirements applicable to emerging growth companies.

To achieve the Company’s goals, we have designed, and intend to modify as necessary, our compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving these goals.

We believe our compensation program should promote the success of the Company and align executive incentives with the long-term interests of our stockholders. As our needs evolve, we intend to continue to evaluate our philosophy and compensation programs as circumstances require.

This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. Our Board, with input from the Principal Executive Officer, has historically determined the compensation for our named executive officers. For the fiscal year ended December 31, 2022, our named executive officers were:

•	Troy Cox, former Executive Chair;

•	Roy Smythe, former Chief Executive Officer;

•	Steve Williams, Chief Medical Officer;

•	Shaun Blakeman, Chief Financial Officer; and

•	Melody Harris, former President & Chief Operating Officer.

Summary Compensation Table for the Fiscal Year Ended December 31, 2022

The following table shows the compensation earned by our named executive officers for the fiscal year ended December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All other Compensation ($)(4)	Total Compensation ($)
Troy Cox(5) Former Executive Chair	2022	80,299	-	31,144	1,871,071	234,600	69,375	2,286,489
Roy Smythe	2022	660,000	-	1,006,859	2,662,508	336,600	13,400	4,679,367
Former Chief Executive Officer	2021	630,315	-	594,641	12,440,896	626,575	13,102	14,305,528
Stephen Williams Chief Medical Officer	2022	490,000	-	986,114	918,106	144,428	13,599	2,552,247
Shaun Blakeman	2022	450,000	-	986,114	918,106	153,925	13,400	2,521,546
Chief Financial Officer	2021	173,077	30,000	277,760	5,142,354	107,308	6,108	5,736,607
Melody Harris(6)	2022	358,962	-	44,275	8,732,048	-	188,889	9,324,173
Former President & Chief Operating Officer	2021	498,506	-	300,235	5,018,611	389,719	13,225	6,220,297

(1)	The amounts reported for Dr. Smythe, Dr. Williams, and Mr. Blakeman represent the aggregate grant date fair value of the RSUs awarded under our 2021 Omnibus Incentive Plan to our named executive officers in the year ended December 31, 2022, calculated in accordance with FASB ASC Topic 718. See Note 13 to our consolidated financial statements in our 2022 Annual Report for the assumptions used in calculating the grant date fair value. For Ms. Harris, the amount shown reflects the incremental fair value of $44,275 resulting from a grant modification of certain unvested RSU awards in connection with her departure from the Company.

(2)

The amounts reported represent the aggregate grant date fair value of the stock options awarded under our 2021 Omnibus Incentive Plan to our named executive officers in the fiscal year ended December 31, 2022, calculated in accordance with FASB ASC Topic 718. See Note 13 to our consolidated financial statements in our 2022 Annual Report for the assumptions used in calculating the grant date fair value. Additionally, for Ms. Harris, the amount shown also includes incremental fair value of $6,964,693 resulting from a grant modification to certain unvested stock option awards in connection with her departure from the Company.

(3)

Annual incentive amounts paid in 2023 for the 2022 performance year were made under individual employment agreements and are reported in the “Non-Equity Incentive Plan Compensation” column. These amounts were paid to the named executive officers in March 2023.

(4)

Dr. Smythe, Dr. Williams, Mr. Blakeman and Ms. Harris each received 401(k) contributions in the amount of $12,200 from the Company in the fiscal year ended December 31, 2022. Ms. Harris also received a severance payment of $170,000, a gross-up of $276, and employer provided COBRA benefits of $5,417 during the fiscal year ended December 31, 2022, in connection with her departure from the Company.

(5)

Mr. Cox was appointed as Executive Chair of the Board on October 17, 2022 and assumed the responsibilities of the Company’s principal executive officer. Mr. Cox received additional compensation during the fiscal year ended December 31, 2022 in connection with his service on the Board prior to being appointed Executive Chair, which amounts are reported in the “All Other Compensation” column. Mr. Cox’s employment agreement with the Company provided for, among other things, Mr. Cox’s (i) annual base salary of $460,000, (ii) eligibility for an annual incentive bonus of up to 85% of his annual base salary, subject to the achievement of certain financial targets and certain other performance metrics, (iii) eligibility to participate in the 2021 Omnibus Incentive Plan (and any successor equity incentive plans), subject to the terms of the plan and as determined by the Board and (iv) eligibility to participate in our employee benefit plans, as in effect from time to time. Mr. Cox ceased his service as Executive Chair of the Board on March 28, 2023.

(6)	Ms. Harris served in the role of President and Chief Operating Officer until her departure from the Company on August 31, 2022.

Narrative to Summary Compensation Table

Base Salaries

The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. As of December 31, 2022, the annual base salaries for Mr. Cox, Dr. Smythe, Dr. Williams, Mr. Blakeman, and Ms. Harris were equal to $460,000, $660,000, $490,000, 450,000 and $510,000, respectively.

Non-Equity Incentive Compensation

The Company provides non-equity incentive compensation to its employees selected by the compensation committee, including our named executive officers, based on the achievement of individual and corporate performance, as determined by the compensation committee. For the fiscal year ended December 31, 2022, the compensation committee determined the value of non-equity incentive compensation for the named executive officers based on a combination of Company strategic goals and, in the cases of Mr. Williams and Mr. Blakeman, individual performance goals. The amounts of such non-equity incentive compensation awarded to the named executive officers are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

Equity Compensation

Please see the section below entitled “Equity Compensation Plan Information—Equity Incentive Compensation Plans” for a description of our equity compensation plans.

Employee Benefits

Our named executive officers are eligible to participate in the Company’s employee benefit plans, including our medical, dental, vision, group life, disability, and accidental death and dismemberment insurance plans, in each case, on the same basis as all of the Company’s other employees. The Company generally does not provide perquisites or personal benefits to our named executive officers, except in limited circumstances.

The Company maintains the SomaLogic, Inc. 401(k) Plan (“401(k) Plan”) that provides eligible employees, including our current named executive officers, with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation into the 401(k) Plan, subject to applicable annual Internal Revenue Code limits. Employees are always fully vested in their contributions. For the fiscal year ended December 31, 2022, the Company made safe harbor matching contributions of 100% of elective deferrals into the 401(k) Plan, up to 4% of a participant’s eligible compensation. This safe harbor matching contribution was 100% vested. We believe that providing a vehicle for tax-deferred retirement savings through the 401(k) Plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

None of our named executive officers participated in any defined benefit pension plans or any non-qualified deferred compensation plans for the fiscal year ended December 31, 2022. The Company does not make any gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.

Outstanding Equity Awards for the Fiscal Year Ended December 31, 2022

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2022:

		Option Awards (1)				Stock Awards (3)
Name		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($) (1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Troy Cox	(4)	13,622	33,083	$11.85	10/26/2031

Troy Cox	(5)	-	20,600	$9.08	2/29/2032

Troy Cox	(6)	-	885,416	$2.88	10/16/2032

Troy Cox	(7)	166,666	-	$11.50	09/01/2026

Troy Cox	(8)							3,507	8,802

Troy Cox	(9)					3,430	8,609

Roy Smythe	(4)	1,676,200	-	$4.77	11/18/2028

Roy Smythe	(4)	248,718	136,393	$4.77	5/11/2030

		Option Awards (1)				Stock Awards (3)
Name		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($) (1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)

Roy Smythe	(4)	460,955	544,765	$4.77	2/18/2031

Roy Smythe	(4)	364,583	885,417	$11.53	10/20/2031

Roy Smythe	(4)	-	435,000	$9.08	2/29/2032

Roy Smythe	(8)							84,454	211,980

Roy Smythe	(9)					72,500	181,975

Roy Smythe	(10)					91,968	230,840

Stephen Williams	(4)	64,968	-	$1.54	3/5/2023

Stephen Williams	(4)	39,793	-	$1.54	3/5/2023

Stephen Williams	(11)	62,857	-	$4.77	5/16/2028

Stephen Williams	(11)	225,240	26,190	$4.77	5/15/2029

Stephen Williams	(4)	100,737	55,239	$4.77	5/11/2030

Stephen Williams	(4)	115,242	136,188	$4.77	2/18/2031

Stephen Williams	(4)	0	150,000	$9.08	2/29/2032

Stephen Williams	(8)							39,897	100,141

Stephen Williams	(9)					25,000	62,750

Stephen Williams	(10)					200,294	502,738

Shaun Blakeman	(4)	279,368	558,732	$8.10	8/5/2031

Shaun Blakeman	(4)	0	150,000	$9.08	2/29/2032

Shaun Blakeman	(8)							39,449	99,017

Shaun Blakeman	(9)					25,000	62,750

Shaun Blakeman	(10)					200,294	502,738

Melody Harris	(12)	251,430	-	$4.77	5/16/2028

Melody Harris	(12)	62,857	-	$4.77	5/16/2028

Melody Harris	(12)	314,287	-	$4.77	2/7/2029

Melody Harris	(12)	209,525	-	$4.77	5/15/2029

Melody Harris	(12)	224,822	-	$4.77	5/11/2030

Melody Harris	(12)	419,050	-	$4.77	2/18/2031

Melody Harris	(12)	500,000	-	$11.53	10/20/2031

Melody Harris	(12)	288,750	-	$9.08	2/29/2032

(1)

The exercise price of each stock option is set equal to the closing price of our common stock on the grant date. However, for options granted prior to September 2, 2021, exercise prices shown were adjusted upon the consummation of the de-SPAC business combination.

(2)	Calculated by multiplying the number of unvested RSUs by $2.51, the closing price of our common stock on the last trading day of 2022.

(3)	Calculated by multiplying the number of unvested performance-based RSUs (also called Earn-Out Shares) by $2.51, the closing price of our common stock on the last trading day of 2022.
(4)	Reflects time-vesting stock option awards that vest over 4 years, with 25% vesting on the 12-month anniversary of the grant date and then monthly thereafter for 36 months.
(5)	Reflects time-vesting stock option awards that vest 100% on the 12-month anniversary of the grant date, subject to continued service through such dates.
(6)	Reflects time-vesting stock option awards that vest over 3 years, with 33% vesting on the 12-month anniversary of the grant date and an additional 33% vesting every year thereafter.
(7)	Reflects warrants to purchase common stock which became exercisable on October 1, 2021, 30 days following the consummation of the de-SPAC business combination.
(8)

Reflects performance-based RSUs (also called Earn-Out Shares) become vested if at any time between the 13-month anniversary of the consummation of the de-SPAC business combination and the 24-month anniversary of the consummation of the de-SPAC business combination, or in connection with a subsequent change in control, our common share price is greater than or equal to $20.00 for a period of at least 20 out of 30 consecutive trading days, subject to continued service through such dates.

(9)	Reflects time-vesting RSUs that vest over 4 years, with 25% vesting on the 12-month anniversary of the grant date and an additional 25% vesting every year thereafter.
(10)	Reflects time-vesting RSUs that vest over 3 years, with 33% vesting on the 12-month anniversary of the grant date and an additional 33% vesting every year thereafter.
(11)	Reflects time-vesting stock option awards that vest monthly for 48 months after the grant date.
(12)	All stock option awards held by Ms. Harris vested and became exercisable upon her departure from the Company on August 31, 2022.

Executive Employment Arrangements

General.    The Company entered into employment agreements with each of Roy Smythe, Steve Williams, and Shaun Blakeman, in each case, providing for the terms and conditions of their continued at-will employment with the Company. The agreements with Mr. Smythe, Mr. Williams and Mr. Blakeman include, among other things (i) each such named executive officer’s annual base salary, (ii) eligibility for an annual incentive bonus for each of Dr. Smythe, Dr. Williams, and Mr. Blakeman of up to 85%, 45% and 50% of their respective annual base salaries, subject to the achievement of certain financial targets and certain other performance metrics, (iii) eligibility to participate in the 2021 Omnibus Incentive Plan (and any successor equity incentive plans) and retention of their previously-granted awards under the 2017 Equity Incentive Plan and 2009 Equity Incentive Plan, in each case, subject to the terms of the applicable plan and as determined by our Board and (iv) eligibility to participate in our employee benefit plans, as in effect from time to time. The Company also entered into an employment agreement with Troy Cox, which was terminated, along with his participation in the Key Employee Severance Plan, on April 3, 2023. The agreement with Mr. Cox included, among other things, Mr. Cox’s (i) annual base salary of $460,000, (ii) eligibility for an annual incentive bonus of up to 85% of his annual base salary, subject to the achievement of certain financial targets and certain other performance metrics, (iii) eligibility to participate in the 2021 Omnibus Incentive Plan (and any successor equity incentive plans), subject to the terms of the plan and as determined by the Board and (iv) eligibility to participate in our employee benefit plans, as in effect from time to time.

Termination.    The agreements will terminate upon the applicable named executive officer’s death, and may be terminated by the Company in the event of the applicable named executive officer’s “disability” (as defined in the agreements), or by the Company with or without “cause” (as defined in the agreements). Each such named executive officer may resign his or her employment with the Company with or without “good reason” (as defined in the agreements).

Potential Payments upon Termination or Change in Control

The Company does not provide “single-trigger” severance payments that are prompted solely by a change in control.

On October 17, 2022, the compensation committee, as part of its ongoing review of the Company’s executive compensation and retention programs, approved the SomaLogic, Inc. Key Employee Severance Plan (the “Severance Plan”). The Severance Plan provides for severance payments and benefits to certain eligible employees, including the Company’s named executive officers.

Under the terms of the Severance Plan, in the event that a participant experiences a Termination Without Cause (as defined in the Severance Plan) or resigns for Good Reason (as defined in the Severance Plan) in each case that is not a Change in Control Termination (as defined below), the participant will receive, subject to his or her satisfaction of the conditions to severance described below, (i) a lump sum severance payment equal to a number of months of his or her base salary, which varies based on the participant’s designated employment tier (from 4 months for “Tier 4” participants to 12 months for “Tier 1” participants), (ii) payment of the premiums for the participant’s continued post-termination health insurance coverage or continued coverage under the Company’s health insurance plans for up to the number of months in the participant’s severance period, and (iii) in the case of a “Tier 1” participant, an additional 12 months’ of vesting acceleration for the participant’s then outstanding and unvested equity awards that are subject to service-based vesting.

In addition, in the event that a participant experiences a Termination Without Cause or resigns for Good Reason within twelve (12) months after a Change in Control (a “Change in Control Termination”), the participant will receive, subject to his or her satisfaction of the conditions to severance described below, (i) a lump sum severance amount equal to a number of months of his or her base salary plus his or her target annual bonus opportunity (prorated for partial years in the severance period), which number of months varies based on the participant’s designated employment tier (from 6 months for “Tier 4” participants to 18 months for “Tier 1” participants), (ii) payment of the premiums for the participant’s continued post-termination health insurance coverage or continued coverage under the Company’s health insurance plans for up to the number of months in the participant’s severance period, and (iii) full vesting acceleration of each of the participant’s then outstanding and unvested equity awards that are subject to service-based vesting.

Mr. Smythe, Mr. Williams, and Mr. Blakeman are Tier 1, Tier 2 and Tier 2 participants in the Severance Plan, respectively.

As a condition to a participant’s receipt of payments or benefits under the Severance Plan, the participant must execute and not revoke a general waiver and release of all claims against the Company. If the payments or benefits payable under the Severance Plan would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, then those payments or benefits will be reduced if such reduction would result in a higher net after tax benefit to the participant.

Ms. Harris departed the Company on August 31, 2022. In connection with her departure, she received benefits as set forth in the section entitled “Executive Compensation—Executive Employment Arrangements—Enhanced Severance” in the Company’s proxy statement dated April 25, 2022.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2022, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (4)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	23,874,567	$6.56	16,558,162
Equity compensation plans not approved by stockholders(2)	3,897,165	$5.18	—

Total	27,771,732		16,558,162

(1)

Includes outstanding awards granted under the 2009 Equity Incentive Plan (989,353 shares), 2017 Equity Incentive Plan (9,153,110 shares), 2021 Omnibus Incentive Plan (12,585,945 shares), plus the Earn-Out Shares (1,146,159 shares), in each case, as of December 31, 2022.

(2)	Includes outstanding stock options granted outside of the equity compensation plans prior to the de-SPAC business combination, as of December 31, 2022.
(3)	The weighted average exercise price excludes the Earn-Out Shares and restricted stock units, since those awards do not have an exercise price.
(4)

Consists of shares available for future issuance under the 2021 Omnibus Incentive Plan and 2021 Employee Stock Purchase Plan. As of December 31, 2022, 16,279,761 shares of our common stock were available for issuance under the Omnibus Incentive Plan, and 278,401 shares of our common stock were available for issuance under the Employee Stock Purchase Plan.

Equity Incentive Compensation Plans

2009 Equity Incentive Plan

Our Board adopted the 2009 Equity Incentive Plan (the “2009 Plan”) on November 5, 2009, and our stockholders approved the 2009 Plan on March 20, 2010. The 2009 Plan was terminated on September 22, 2017, when our Board adopted the 2017 Equity Incentive Plan, and no further awards were granted under the 2009 Plan thereafter. The 2009 Plan provided for the Company’s ability to grant eligible participants equity and equity-based awards in the form of incentive and nonstatutory stock options, stock appreciation rights, restricted stock, RSUs and other stock-based awards. The 2009 Plan continues to govern the terms and conditions of outstanding awards previously granted under the 2009 Plan.

As of December 31, 2022, awards outstanding under the 2009 Plan consisted of stock options to purchase an aggregate of 989,353 shares of our common stock and no other form of awards were outstanding under the 2009 Plan.

2017 Equity Incentive Plan

Our Board adopted the 2017 Equity Incentive Plan (the “2017 Plan”) on September 22, 2017, and our stockholders approved the 2017 Plan on October 20, 2017. The 2017 Plan provided for our ability to grant eligible participants equity and equity-based awards in the form of incentive and nonstatutory stock options, stock appreciation rights, restricted stock, RSUs and other stock-based awards. Effective as of September 1, 2021, the 2021 Omnibus Incentive Plan was adopted by our Board and the 2017 Plan was terminated such that no new awards will be available under the 2017 Plan. The 2017 Plan continues to govern the terms and conditions of outstanding awards previously granted under the 2017 Plan.

As of December 31, 2022, awards outstanding under the 2017 Plan consisted of stock options to purchase an aggregate of 9,153,110 shares of our common stock and no other form of awards were outstanding under the 2017 Plan.

2021 Omnibus Incentive Plan

Our Board adopted the 2021 Omnibus Incentive Plan (the “2021 Plan”), and our stockholders approved the 2021 Plan on September 1, 2021. The 2021 Plan provided for the Company’s ability to grant eligible participants equity and equity-based awards in the form of incentive and nonstatutory stock options, stock appreciation rights, restricted stock, RSUs and other stock-based awards. The initial aggregate number of shares of our common stock that could be issued under the 2021 Plan was 21,300,000 shares, plus any shares of our common stock subject to stock options that were assumed in the de-SPAC business combination. In addition, the number of shares available for issuance under the 2021 Plan will be annually increased on January 1 of each calendar year beginning in 2022 by an amount equal to 5% of the total outstanding shares of our common stock on the last day of the prior calendar year. The maximum number of shares of our common stock with respect to which incentive stock options may be granted under the 2021 Plan is 21,300,000 shares, and will not be subject to the annual adjustment provision described above.

As of December 31, 2022, awards outstanding under the 2021 Plan consisted of stock options covering an aggregate of 9,501,566 shares, 3,084,379 of restricted stock units and an additional 1,146,159 of earn-outs of our common stock. No other form of awards were outstanding under the 2021 Plan.

Employee Stock Purchase Plan

Our Board adopted the Employee Stock Purchase Plan (the “ESPP”), and our stockholders approved the ESPP on September 1, 2021. The purpose of the ESPP is to provide eligible employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing our common stock on favorable terms and to pay for such purchases through payroll deductions. The ESPP is administered by the compensation committee and a total of 425,100 shares of our common stock was initially reserved for issuance under the ESPP. The ESPP has been implemented using consecutive six-month option periods, beginning on January 1st and July 1st of each year and ending on the last day of June and December, respectively. The purchase price per share of our common stock under the ESPP is 85% of the fair market value per share on the last day of the option period.

As of December 31, 2022, 146,699 awards were issued and outstanding under the ESPP.

Awards Granted Outside of Equity Incentive Plans

Prior to the de-SPAC business combination, the Company granted stock options to certain key executive officers (including Dr. Smythe, Dr. Williams and Mr. Blakeman) outside of its equity incentive plans. Such stock option grants were approved by our Board, but not our stockholders, at the time of grant. As of December 31, 2022, there were outstanding stock options to purchase an aggregate of 3,897,165 shares of our common stock that were granted outside of our equity incentive plans.

In connection with the de-SPAC business combination, the Company granted, and our stockholders approved, performance-based RSUs (also called Earn-Out Shares) to certain employees and non-employee directors, which become vested if at any time between the 13-month anniversary of the consummation of the de-SPAC business combination and the 24-month anniversary of the consummation of the de-SPAC business combination, or in connection with a subsequent change in control, our common share price is greater than or equal to $20.00 for a period of at least 20 out of 30 consecutive trading days, subject to continued service through such dates. As of December 31, 2022, there were outstanding Earn-Out Shares with respect to 1,146,159 shares of our common stock.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our capital stock, as of April 10, 2023, for:

1. Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding common stock;

2. Each of our directors;

3. Each of our named executive officers; and

4. All of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined under rules of the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

We have based our calculation of the percentage of beneficial ownership on 187,889,625 shares of common stock outstanding as April 10, 2023.

Unless otherwise indicated, the address of all listed stockholders is c/o SomaLogic, Inc., 2945 Wilderness Place, Boulder, Colorado 80301. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable. The beneficial ownership of each person holding more than 5% of the Company’s outstanding Common Stock as of April 10, 2023 is based solely on a review of filings with the SEC on Schedule 13G or Schedule 13D, as applicable.

Name and Address of Beneficial Owner	Number of shares of Common Stock	% of Common Stock	% of Total Voting Power

Directors & executive officers(1)

Roy Smythe(2)	3,842,427	2.0%	2.0%

Melody Harris(3)	2,282,750	1.2%	1.2%

Shaun Blakeman(4)	435,485	*	*

Charles M. Lillis(5)	505,433	*	*

Amy Graves(6)	242,598	*	*

Ruben Gutierrez(7)	194,669	*	*

Eli Casdin(8)(9)(10)(11)	19,472,216	10.5%	10.5%

Troy Cox(12)	118,490	*	*

Stephen Quake(13)	425,000	*	*

Anne Margulies(14)	132,633	*	*

Name and Address of Beneficial Owner	Number of shares of Common Stock	% of Common Stock	% of Total Voting Power

Richard Post(15)	166,633	*	*

Ted Meisel(16)	94,765	*	*

Robert Barchi(17)	43,490	*	*

Adam Taich(18)	111,138	*	*

Pi Zheng	—	*	*

Thomas Carey	—	*	*

Kathy Hibbs	—	*	*

Tycho Peterson	—	*	*

Jason Ryan	—	*	*

All directors and executive officers as a group (13 individuals)	28,067,729	14.9%	14.9%

5% beneficial owners

Casdin Private Growth Equity Fund, LP(9)(10)	12,607,705	6.7%	6.7%

Novartis AG(19)	10,367,340	5.5%	5.5%

Blackrock, Inc.(20)	10,268,281	5.5%	5.5%

*	Indicates beneficial ownership of less than 1%.
(1)	The business address of each of these stockholders is c/o SomaLogic, 2945 Wilderness Place, Boulder, Colorado 80301.
(2)	Consists of (i) 49,208 shares of Common Stock held and (ii) RSUs and options to purchase 3,793,219 shares of Common Stock that are exercisable within 60 days of April 10, 2023.
(3)	Consists of (i) 12,031 shares of Common Stock held and (ii) and options to purchase 2,270,721 shares of Common Stock that are exercisable within 60 days of April 10, 2023.
(4)	Consists of (i) 4,479 shares of Common Stock held and (ii) RSUs and options to purchase 431,006 shares of Common Stock that are exercisable within 60 days of April 10, 2023.
(5)

Consists of (i) 283,433 shares of Common Stock held of record by Charles M. Lillis, (ii) 100,572 shares of Common Stock held of record by The Lillis Foundation, (iii) 12,571 shares of Common Stock held of record by CAG LLC, and (iv) options to purchase 108,857 shares of Common Stock that are exercisable within 60 days of April 10, 2023. Mr. Lillis may be deemed to be a beneficial owner of the shares held directly by CAG LLC and The Lillis Foundation as a result of Mr. Lillis’ voting and dispositive power with respect to the shares.

(6)	Consists of (i) 2,265 shares of Common Stock held and (ii) RSUs and options to purchase 240,333 shares of Common Stock that are vested or exercisable within 60 days of April 10, 2023.
(7)	Consists of (i) 1,735 shares of Common Stock held and (ii) RSUs and options to purchase 192,934 shares of Common Stock that are vested or exercisable within 60 days of April 10, 2023.
(8)

CMLS Holdings II LLC is the record holder of 6,800,000 shares of Common Stock. Eli Casdin is a member of the board of managers of CMLS Holdings II LLC and shares voting and investment discretion with respect to the Common Stock held of record by CMLS Holdings II LLC.

(9)

Consists of (i) 7,632,005 shares of Common Stock held by Casdin Partners Master Fund, L.P. (ii) 2,472,270 shares of Common Stock held by Casdin Private Growth Equity Fund, L.P. The shares held by Casdin Partners Master Fund, L.P. may be deemed to be indirectly beneficially owned by (i) Casdin Capital,

LLC, the investment adviser to Casdin Partners Master Fund, L.P., (ii) Casdin Partners GP, LLC, the general partner of Casdin Partners Master Fund L.P., and (iii) Eli Casdin, the managing member of Casdin Capital, LLC and Casdin Partners GP, LLC. The address for the Casdin entities noted herein is 1350 Avenue of the Americas, Suite 2600, New York, New York 10019.

(10)

Includes 2,500,000 shares of Common Stock issued in a private placement pursuant to subscription agreements each entered into on March 28, 2021 (the “PIPE Investment”) to Casdin Partners Master Fund, L.P. The shares may be deemed to be indirectly beneficially owned by (i) Casdin Capital, LLC, the investment adviser to Casdin Partners Master Fund, L.P., (ii) Casdin Partners GP, LLC, the general partner of Casdin Partners Master Fund L.P., and (iii) Eli Casdin, the managing member of Casdin Capital, LLC and Casdin Partners GP, LLC.

(11)	Consists of (i) 3,430 shares of Common Stock held and (ii) RSUs and options to purchase 64,511 shares of Common Stock that are vested or exercisable within 60 days of April 10, 2023.
(12)

Consists of (i) 258,430,000 shares of Common Stock held of record by Troy Cox, (ii) 50,000 shares of Common Stock issued in the PIPE Investment to Mr. Cox, and (iii) RSUs and options to purchase 40,060 shares of Common Stock that are vested or exercisable within 60 days of April 10, 2023.

(13)

Consists of (i) 25,000 shares of Common Stock held of record by Stephen Quake, (ii) 150,000 shares of Common Stock held of record by Quake 2017 Charitable Remainder Unitrust, (iii) 150,000 shares of Common Stock held of record by The Eleftheria Foundation, and (iv) 100,000 shares of Common Stock held of record by DeltaXDeltaP Hbar Trust. Mr. Quake may be deemed to be a beneficial owner of the shares held directly by Quake 2017 Charitable Remainder Unitrust, The Eleftheria Foundation and DeltaXDeltaP Hbar Trust as a result of Mr. Quake’s voting and dispositive power with respect to the shares. Mr. Quake resigned from the Board effective July 13, 2022 and the Company does not have access to a record of his beneficial ownership since his departure.

(14)

Consists of (i) 23,430 shares of Common Stock held of record by Anne Margulies and (ii) RSUs and options to purchase 109,203 shares of Common Stock that are vested or exercisable within 60 days of April 10, 2023.

(15)

Consists of (i) 97,430 shares of Common Stock held of record by Richard Post and (ii) RSUs and options to purchase 69,203 shares of Common Stock that are vested or exercisable within 60 days of April 10, 2023.

(16)

Consists of (i) 6,860 shares of Common Stock held of record by Ted Meisel and (ii) RSUs and options to purchase 87,905 shares of Common Stock that are vested or exercisable within 60 days of April 10, 2023.

(17)

Consists of (i) 3,430 shares of Common Stock held of record by Robert Barchi and (ii) RSUs and options to purchase 40,060 shares of Common Stock that are vested or exercisable within 60 days of April 10, 2023.

(18)

Consists of (i) 3,213 shares of Common Stock held of record by Adam Taich and (ii) RSUs and options to purchase 107,925 shares of Common Stock that are vested or exercisable within 60 days of April 10, 2023.

(19)

Based on the last records available, consists of (i) 1,676,200 shares of Common Stock held of record by Novartis Institutes for BioMedical Research, Inc. (“Novartis Research”) and (ii) 8,591,140 shares of Common Stock held of record by Novartis Pharma AG. Also includes 100,000 shares of Common Stock issued to Novartis Pharma AG in the PIPE Investment. The business address for Novartis Research is 700 Main Street 421Q, Cambridge, MA 02139. The business address for Novartis Pharma AG is Lichstrasse 35, Basel, Switzerland 4056.

(20)	Consists of 10,268,281 shares of Common Stock held by Blackrock, Inc. The principal business address of the Reporting Person is 55 East 52nd Street New York, NY 10055.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

As disclosed in our 2022 Annual Report, we are party to a Master Collaboration Agreement with Novartis Pharma AG (as amended, the “MCA”), which, together with its affiliates, is a beneficial owner of more than 5% of the Company’s common stock. The aggregate payments made by Novartis Pharma AG in 2022 pursuant to its commitments under the MCA were approximately $17.4 million.

On March 18, 2019, we committed to providing a grant of up to $1,000,000 to the Colorado Longitudinal Study (“COLS”), a 501(c)(3) non-profit organization, in the form of executing a Corporate Founder Pledge Agreement with COLS. The purpose of the proceeds of the grant is to support the goals of COLS in creating a biobank repository of biological samples collected annually from Colorado residents. COLS is a related party to SomaLogic because Lawrence Gold, who together with his affiliates is a beneficial owner of more than 5% of the Company’s Common Stock and who previously served as Chairman of the Board and a member of management of SomaLogic, is the current Chairman of the Board of Directors of COLS. During the year ended December 31, 2022, we paid $0.4 million of an unconditional contribution to COLS. As of December 31, 2022, no amounts remained outstanding under the pledge commitment.

Upon the Company’s acquisition of Palamedrix, as described further in the 2022 Annual Report, Casdin Partners Master Fund, L.P., founded by Eli Casdin, a member of the Company’s Board of Directors and beneficial owner of more than 5% of the Company’s common stock, received $0.8 million in cash, $0.8 million in equity, and the right to receive up to $0.3 million of milestone consideration related to the achievement of net sales milestones.

Related Party Policy

Under our Code of Business Conduct and Ethics, our directors, officers, employees, and contractors are required to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our audit committee, pursuant to its written charter and our Related Party Transactions Policy, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer. In approving or rejecting the proposed transactions, the audit committee will take into account all of the relevant facts and circumstances available, and may approve any such transaction only if it determines that, under all of the circumstances, the transaction is in the best interests of the Company.

Under Item 404 of Regulation S-K, a “Related Person Transaction” is a transaction, arrangement or relationship in which the Company or its subsidiary was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to the Company or its subsidiary as an employee, consultant or director will not be considered related person transactions under this policy. A “Related Person” means:

•	any person who is, or at any time during the applicable period was, one of the Company’s officers or one of the Company’s directors;

•	any person who is known by the Company to be the beneficial owner of more than 5% of its voting stock; and

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of its voting stock.

The Company has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Amended and Restated Certificate of Incorporation, the audit committee will have the responsibility to review related party transactions.

Under the related person transaction policy, the related person in question or, in the case of transactions with a beneficial holder of more than 5% of the Company’s voting stock, an officer with knowledge of a proposed transaction, will be required to present information regarding the proposed related person transaction to the Company’s audit committee (or to another independent body of our Board) for review. To identify related person transactions in advance, the Company will rely on information supplied by its executive officers, directors and certain significant stockholders. In considering related person transactions, the Company’s audit committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

•	the related person’s interest in the transaction;

•	the approximate dollar value of the amount involved in the transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of business of the Company;

•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to the Company of, the transaction; and

•

any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Company’s audit committee will approve only those transactions that it determines are fair to the Company and in the Company’s best interests.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for our fiscal year ended December 31, 2022, all required reports were filed on a timely basis under Section 16(a), except that the Company filed delinquent Forms 4 on September 19, 2022 for Roy Smythe, Shaun Blakeman, Amy Graves, and Ruben Gutierrez.

Stockholders Sharing the Same Address

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of proxy materials, or, where applicable, a Notice of Internet Availability of Proxy Materials, to households at which two or more stockholders reside. Each stockholder, however, still receives a separate proxy card if he or she receives paper copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other nominee and have consented to householding will receive only one copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials. If you would like to opt out of this practice for future mailings and receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials for each stockholder sharing the same address, please contact your broker, bank or other nominee. You may also obtain a separate proxy statement or annual report or Notice of Internet Availability of Proxy Materials without charge by sending a written request to SomaLogic, Inc., 2945 Wilderness Place, Boulder, Colorado 80301 or by emailing a request to investors@somalogic.com. We will promptly send additional copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials can request delivery of a single copy of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials by contacting their broker, bank or other nominee or sending a written request to SomaLogic, Inc. at the address above or by emailing a request to investors@somalogic.com.

2022 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2022 are included in our 2022 Annual Report, which we will make available to stockholders at the same time as this Proxy Statement. Our 2022 Annual Report and this Proxy Statement are posted on our website at www.somalogic.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our 2022 Annual Report without charge by sending a written request to Investor Relations, SomaLogic, Inc., 2945 Wilderness Place, Boulder, Colorado 80301.

* * *

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

THE BOARD OF DIRECTORS

Boulder, Colorado

April 25, 2023

Annex A

SOMALOGIC, INC.

Employee Stock Purchase Plan

(Effective as of September 1, 2021, as proposed to be amended on June 5, 2023)

SECTION 1. PURPOSE OF PLAN

This document sets forth the SomaLogic, Inc. Employee Stock Purchase Plan (the Plan), effective as of September 1, 2021. The Plan is intended to provide a method by which eligible employees of SomaLogic, Inc. (SomaLogic) and of such of SomaLogic’s parents and subsidiaries as SomaLogic’s Board of Directors (the Board of Directors) may from time to time designate (such parents, subsidiaries, together with SomaLogic, being hereinafter referred to as the Company) may use voluntary, systematic payroll deductions to purchase shares of the common stock of SomaLogic, par value $0.0001 per share (the Stock) and thereby acquire an interest in the future of SomaLogic. The Plan is intended to comply with the provisions of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder (the Code) and shall be administered, interpreted and construed in accordance with such provisions. For purposes of the Plan, (i) a subsidiary is any corporation which constitutes a “subsidiary” of SomaLogic within the meaning of Section 424 of the Code and (ii) a parent constitutes a “parent” of SomaLogic within the meaning of Section 424 of the Code.

SECTION 2. OPTIONS TO PURCHASE STOCK

Under the Plan, there is available an aggregate of not more than 925,100 shares of Stock (subject to adjustment as provided in Section 14) for sale pursuant to the exercise of options (Options) granted under the Plan. The Stock to be delivered upon exercise of Options under the Plan may be either shares of authorized but unissued Stock or shares of reacquired Stock, as the Board of Directors may determine.

SECTION 3. ELIGIBLE EMPLOYEES

Except as otherwise provided in the Plan, each individual: (i) who is an active Employee of the Company (Employee); (ii) who has a customary working schedule of at least 20 hours per week; (iii) who has been an Employee for at least 90 days: and (iv) whose customary employment is for five months or more in any calendar year will be eligible to participate in the Plan (each such individual, an Eligible Employee). From time to time, the Compensation Committee of the Board of Directors (the Compensation Committee) may amend the requirements of an Eligible Employee, subject to the provisions of Sections 423 and 424 of the Code.

Any Employee who immediately after the grant of an Option would, in accordance with the provisions of Sections 423 and 424 of the Code, own stock possessing 5% or more of the total combined voting power or value of all classes of stock of SomaLogic or any of its parents or subsidiaries, will not be an Eligible Employee.

No Employee will be granted an Option under the Plan which would permit his or her rights to purchase shares of Stock under all employee stock purchase plans of the Company (as defined by Section 423(b) of the Code) to accrue at a rate which exceeds $25,000 in fair market value of such Stock (determined at the time the Option is granted) for each calendar year during which any such Option granted to such Employee is outstanding at any time, as provided in Sections 423 and 424(d) of the Code. For purposes of this limitation, the date of grant of an Option shall be the date on which the Option is exercised pursuant to Section 8. Fair market value on any given day will mean the Closing Price of the Stock on such day (or, if there was no Closing Price on such day, the latest day prior thereto on which there was a Closing Price). The Closing Price of the Stock on any business day will be the last sale price as reported on the principal market on which the Stock is traded or, if no last sale is reported, then the mean between the highest bid and lowest asked prices on that day. A good faith determination by the Compensation Committee as to fair market value shall be final and binding.

Annex A-1

SECTION 4. METHOD OF PARTICIPATION

(a) Each of the periods during which this Plan remains in effect is hereinafter referred to as an Option Period. Option Periods shall be of six-month duration. Each Plan Year (January 1st through December 31st) shall contain two Option Periods, one shall commence January 1 and terminate June 30 and the other shall commence July 1 and terminate December 31.

(b) Each person who is an Eligible Employee on the first day of an Option Period may elect to participate in the Plan by executing and delivering a payroll deduction authorization in accordance with Section 5. Such Employee will thereby become a participant (Participant) for such Option Period. Unless otherwise specified prior to the beginning of the year pursuant to Section 5, a Participant shall be deemed to have elected to participate in each subsequent Plan Year for which the Participant is an Eligible Employee to the same extent and in the same manner as at the end of the prior Plan Year.

SECTION 5. PAYROLL DEDUCTIONS

(a) The payroll deduction authorization will be in a form determined by the Compensation Committee from time to time. The payroll deduction authorization must be delivered to the Company at least five days prior to the first date of the Option Period (or such earlier or later date specified by the Compensation Committee from time to time). When executing and delivering the payroll deduction authorization, the Participant shall request withholding at a rate (in whole percentages) of not less than 2% or more than 15% of the Participant’s Compensation by means of equal payroll deductions over the Option Period. All amounts withheld in accordance with a Participant’s payroll deduction authorization will be credited to a withholding account for such Participant. All such amounts shall be assets of the Company and may be used by the Company for any corporate purpose. The payroll deduction authorization will remain in effect for each consecutive subsequent Option Period unless changed or revoked by the Participant pursuant to Section 5(b). For purposes of the Plan, Compensation will mean the sum of the types and amounts of compensation determined from time to time by the Compensation Committee to be eligible to be taken into account under the Plan; provided, however, that no such determination shall include or exclude any type or amount of compensation contrary to the requirements of Section 423 of the Code.

(b) At any time on or prior to the fifteenth day of the last month of an Option Period, a Participant may (i) cancel an Option and cease participation in the Plan with respect to all (but not less than all) of the Stock subject to such Option or (ii) reduce the withholding rate of his or her payroll deduction authorization for the Option Period by one or more whole percentage points (but not to below 2%) by delivering electronic notice to the Company in the form specified by the Compensation Committee, such cancellation or reduction to take effect prospectively as soon as practicable following receipt of such notice by the Company. A Participant may increase or reduce the withholding rate of his or her payroll deduction authorization for a future Option Period, or cease participation entirely for a future Option Period, by electronic notice delivered to the Company at least five days prior to the first day of the Option Period as to which the change is to be effective (or such earlier or later date specified by the Compensation Committee from time to time). To the extent then an Eligible Employee, any Participant who ceased to participate may elect to participate in a future Option Period by completing the process specified in Section 4 and Section 5. Upon cancellation, the balance in the Participant’s withholding account will be returned to the Participant.

SECTION 6. GRANT OF OPTIONS

Each person who is a Participant on the first day of an Option Period will, as of such day, be granted an Option for such Period. Such Option will be for the number of whole shares (not in excess of the share maximum as hereinafter defined) of Stock to be determined by dividing (i) the balance in the Participant’s withholding account on the last day of the Option Period, by (ii) the purchase price per share of the Stock determined under Section 7. For purposes of the preceding sentence, the share maximum with respect to any Option for any Option

Annex A-2

Period shall be the largest whole number of shares of Stock which, when multiplied by the fair market value of a share of Stock on the last day of the Option Period, produces a dollar amount of $12,500 or less. The number of shares of Stock receivable by each Participant upon exercise of his or her Option for an Option Period will be reduced, on a substantially proportionate basis, in the event that the number of shares then available under the Plan is otherwise insufficient.

SECTION 7. PURCHASE PRICE

The purchase price of Stock issued pursuant to the exercise of an Option will be 85% of the fair market value of the Stock at the time at which the Option is exercised pursuant to Section 8.

SECTION 8. EXERCISE OF OPTIONS

(a) Each Employee who is a Participant in the Plan on the last day of an Option Period will be deemed to have exercised, on the last day of the Option Period, the Option granted to him or her for that Option Period. Upon such exercise, the balance of the Participant’s withholding account will be applied to the purchase of the number of whole shares of Stock determined under Section 6 and as soon as practicable thereafter the shares will be issued to the Participant either in certificates or electronically in “book entry” form with the transfer agent or Compensation Committee. In the event that the balance of the Participant’s withholding account following an Option Period is in excess of the total purchase price of the shares issued, the balance of the account shall be returned to the Participant; provided, however, that if the balance left in the account consists solely of an amount equal to the value of a fractional share it will be retained in the withholding account and carried over to the next Option Period. The entire balance of the Participant’s withholding account following the final Option Period shall be returned to the Participant. No fractional shares will be issued hereunder.

(b) As a condition to receiving shares or cash amounts hereunder, (i) the Company may require a Participant to make a cash payment to the Company of, or (ii) the Company may withhold from any shares and cash amounts distributable under the Plan, an amount necessary to satisfy all federal, state, city or other taxes required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.

(c) An Option may not be exercised and shares of Stock may not be issued in connection with an Option, unless the issuance of the shares of Stock (i) has been registered under the Securities Act of 1933, as amended, (ii) has qualified under applicable state “blue sky” laws (or the Company has determined that an exemption from registration and from qualification under state “blue sky” laws is available); and (iii) complies with foreign securities laws and other applicable laws rules and regulations (including any required consents and approvals). The Compensation Committee may require each Participant exercising an Option to represent to and agree with the Company in writing that the Participant is acquiring the Stock for investment purposes and not with a view to the distribution of the Stock. All certificates for Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Compensation Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Stock is then listed, and any applicable securities law, and the Compensation Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company may affix a legend to the stock certificate issued upon the exercise of an Option as it deems necessary in its sole discretion. The Company is under no obligation to register the Stock transferred to a Participant upon exercise. If the Stock is not registered, a Participant may not resell, offer to resell or otherwise transfer such Stock unless the resale or transfer takes place in accordance with applicable law and as otherwise determined by the Compensation Committee.

SECTION 9. INTEREST

No interest will be payable on withholding accounts.

Annex A-3

SECTION 10. TERMINATION OF EMPLOYMENT; LEAVE OF ABSENCE; SALE TRANSACTION

(a) Subject to Section 11, upon the termination of a Participant’s service with the Company for any reason, (i) he or she will cease to be a Participant, (ii) any Option held by the Participant under the Plan will be deemed cancelled, (iii) the balance of the Participant’s withholding account will be returned to the Participant, and (iv) the Participant will have no further rights under the Plan.

(b) Unless the Compensation Committee otherwise determines, a Participant on a paid leave of absence shall continue to be a Participant in the Plan so long as such Participant is on such paid leave of absence. Unless otherwise determined by the Compensation Committee, a Participant on an unpaid leave of absence will no longer be eligible to make any additional contributions as of the date such unpaid leave has begun; provided, however, that, unless the Participant cancels the Option pursuant to Section 5, the balance of the Participant’s withholding account shall be applied to the purchase of Stock, in accordance with Section 8 hereof, on the last day of the Option Period immediately following the commencement of the Participant’s leave of absence.

(c) In the event of the proposed dissolution or liquidation of SomaLogic, the Option Period then in progress shall be shortened by the Compensation Committee setting a new exercise date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Compensation Committee. The new exercise date selected by the Compensation Committee shall be before the date of the proposed dissolution or liquidation of SomaLogic. Each Participant will be notified in writing, at least 10 business days prior to the new exercise date (or such longer or shorter period as the Compensation Committee may determine) that the exercise date for the Participant’s Options has been changed to the new exercise date and that the balance of the Participant’s withholding account shall be applied to the purchase of shares, in accordance with Section 8 hereof, on the new exercise date, unless prior to such date the Participant has ceased to participate in the Plan as provided in Section 5 hereof.

(d) In the event of a proposed sale of all or substantially all of the assets of SomaLogic, or the merger or consolidation of SomaLogic with or into another entity, unless provided otherwise by the Compensation Committee each outstanding Option shall be assumed, or an equivalent right to purchase shares substituted, by the successor or resulting entity or a parent or subsidiary of the such entity. In lieu of such substitution or assumption, the Compensation Committee may elect to shorten any Option Period then in progress by setting a new exercise date and any Option Period then in progress shall end on the new exercise date. The new exercise date selected by the Compensation Committee shall be before the effective date of such proposed sale, merger or consolidation. Each Participant will be notified in writing, at least 10 business days prior to the new exercise date (or such longer or shorter period as the Compensation Committee may determine) that the exercise date for the Participant’s Options has been changed to the new exercise date and that the balance of the Participant’s withholding account shall be applied to the purchase of shares, in accordance with Section 8 hereof, on the new exercise date, unless prior to such date the Participant has ceased to participate in the Plan as provided in Section 5 hereof.

SECTION 11. DEATH OF PARTICIPANT

A Participant may file a written designation of beneficiary specifying who is to receive any Stock and/or cash credited to the Participant under the Plan in the event of the Participant’s death, which designation will also provide for the election by the Participant of either (i) cancellation of the Participant’s Option upon his or her death, resulting in the delivery of the cash balance in the Participant’s withholding account to the designated beneficiary or (ii) application as of the last day of the Option Period of the balance of the deceased Participant’s withholding account at the time of death to the exercise of his or her Option, pursuant to Section 8 of the Plan. In the absence of a valid election otherwise, the death of a Participant will be deemed to effect a cancellation of his or her Option. A designation of beneficiary and election may be changed by the Participant at any time, by written or electronic notice in a manner specified by the Compensation Committee. In the event of the death of a Participant and receipt by SomaLogic of proof of the identity and existence at the Participant’s death of a

Annex A-4

beneficiary validly designated by him or her under the Plan, SomaLogic will deliver to such beneficiary such Stock and/or cash to which the beneficiary is entitled under the Plan. Where the Participant has elected option (ii) above but there is no surviving designated beneficiary, SomaLogic will deliver such Stock and/or cash to the executor or administrator of the estate of the Participant. No beneficiary will, prior to the death of the Participant by whom he or she has been designated, acquire any interest in any Stock or cash credited to the Participant under the Plan.

SECTION 12. PARTICIPANT’S RIGHTS NOT TRANSFERABLE

All Participants will have the same rights and privileges under the Plan. Each Participant’s rights and privileges under any Option may be exercisable during his or her lifetime only by him or her, and may not be assigned, sold, pledged, or otherwise transferred in any manner (other than by will or the laws of descent and distribution). Any attempt at such transfer shall be without effect. In the event any Participant violates the terms of this Section 12, any Option held by him or her may be terminated by the Company in its sole discretion and upon return to the Participant of the balance of his or her withholding account, all his or her rights under the Plan will terminate.

SECTION 13. EMPLOYMENT RIGHTS

Nothing contained in the provisions of the Plan will be construed to give to any Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time. The loss of existing or potential profit in Options will not constitute an element of damages in the event of termination of employment for any reason, even if the termination is in violation of an obligation to the Participant.

SECTION 14. CHANGE IN CAPITALIZATION

In the event of any change in the outstanding Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, partial or complete liquidation, reclassification, merger, consolidation, separation, extraordinary cash dividend, split-up, spin-off, combination, exchange of Stock, warrants or rights offering to purchase Stock at a price substantially below fair market value, or any other corporate event or distribution of stock or property of SomaLogic affecting the Stock, after the effective date of this Plan, the aggregate number of shares available under the Plan, the number of shares under Options granted but not exercised, and the purchase price will be appropriately adjusted. Such adjustment shall be made equitably by the Compensation Committee subject to the limitations of Section 424 of the Code.

SECTION 15. ADMINISTRATION OF PLAN

(a) The Plan will be administered by the Compensation Committee, which will have the full power and authority (i) to determine any questions which may arise regarding the interpretation and application of the provisions of the Plan (ii) to proscribe, amend and rescind rules and regulations and (iii) to make, administer, construe and interpret such rules and regulations as it deems necessary or advisable in its sole discretion. Any determinations hereunder shall be made in the Compensation Committee’s sole discretion and shall be final and binding. Anything in the Plan to the contrary notwithstanding, subject to applicable law, any authority or responsibility that, under the terms of the Plan, may be exercised by the Compensation Committee may alternatively be exercised by the Board of Directors.

(b) To the extent not prohibited by applicable law, the Compensation Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Compensation Committee or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Compensation Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Compensation Committee delegates authority pursuant to this Section 15.

Annex A-5

(c) Subject to applicable law: (i) no member of the Board of Directors or Compensation Committee (or its delegates) shall be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan; and (ii) the members of the Board of Directors or the Compensation Committee (and its delegates) shall be entitled to indemnification and reimbursement in the manner provided in the Certificate of Incorporation and Bylaws of SomaLogic, as they may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Compensation Committee shall be entitled to rely upon, and no member of the Compensation Committee shall be liable for any action taken or not taken in reliance upon, information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party that the Compensation Committee deems necessary.

SECTION 16. AMENDMENT AND TERMINATION OF PLAN

(a) The Company reserves the right at any time or times to amend the Plan to any extent and in any manner it may deem advisable by vote of the Committee; provided, however, that any amendment relating to the aggregate number of shares which may be issued under the Plan (other than an adjustment provided for in Section 14) will have no force or effect unless it is approved by the shareholders within twelve months before or after its adoption. Shareholder approval is also required to the extent necessary to comply with applicable laws, rules and regulations including, without limitation, Sections 423 and 424 of the Code.

(b) The Plan will become effective beginning on September 1, 2021. The Plan will automatically terminate on December 31, 2031 (at the end of the second Option Period beginning in Plan Year 2031). The Plan may be earlier suspended or terminated by the Board of Directors, but no such suspension or termination will adversely affect the rights and privileges of holders of outstanding Options. The Plan will terminate in any case when all or substantially all the Stock reserved for the purposes of the Plan has been purchased.

SECTION 17. CAPTIONS, ETC.

The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of the Plan. References to sections herein are to the specified sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.

SECTION 18. EFFECT OF PLAN

The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of the Company and each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

SECTION 19. GOVERNING LAW

Except as to matters of federal law, the Plan and all actions taken under the Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

Annex A-6

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• Have your Proxy Card ready
• Follow the simple instructions to record your vote
PHONE Call 1-866-690-0375
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
MAIL
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided
You must register to attend the meeting online and/or participate at www.proxydocs.com/SLGC
SomaLogic, Inc.
Annual Meeting of Stockholders
For Stockholders of record as of April 10, 2023
TIME: Monday, June 5, 2023 2:00 PM, Mountain Time
PLACE: Annual Meeting to be held live via the Internet- Please visit
www.proxydocs.com/SLGC for more details.
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints Shaun Blakeman and Ruben Gutierrez (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of SomaLogic, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

SomaLogic, Inc.
Annual Meeting of Stockholders
Please make your marks like this: X
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3
PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS
1. To elect the three Class II directors named in the accompanying proxy statement to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;
FOR WITHHOLD
1.01 Troy Cox FOR
1.02 Kathy Hibbs FOR
1.03 Tycho Peterson FOR
FOR AGAINST ABSTAIN
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting FOR firm for our fiscal year ending December 31, 2023;
3. To approve an amendment to the Somalogic, Inc. 2021 Employee Stock Purchase Plan to FOR increase the number of shares of common stock reserved under the plan by 500,000; and
4. To transact any other business that properly comes before the Annual Meeting (including any adjournments, continuations and postponements thereof).
You must register to attend the meeting online and/or participate at www.proxydocs.com/SLGC
Authorized Signatures—Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.
Signature (and Title if applicable) Date Signature (if held jointly) Date